497(c)
                                                                File #2-78066


                                AFL-CIO
                        HOUSING INVESTMENT TRUST

                                [LOGO]


                              PROSPECTUS


     The principal goal of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") is to generate current income, consistent with the preservation of capital over time, by investing in mortgage-backed securities and other mortgage-backed obligations, construction and longterm mortgage loans and secured bridge loans which carry competitive market yields. Other important goals of the Trust are to encourage the construction of housing and promote employment for union members in the construction trades and related industries.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Prospectus sets forth information about the Trust that you should know before investing. You should read and retain this Prospectus for future reference.


The date of this Prospectus is April 30, 2001

                           TABLE OF CONTENTS

                                                                  PAGE
THE TRUST - SUMMARY

     WHAT ARE THE TRUST'S GOALS?...............................     1

     WHAT ARE THE TRUST'S MAIN INVESTMENT STRATEGIES?..........     1

     WHAT ARE THE MAIN RISKS OF INVESTING IN THE TRUST?........     2

     WHO SHOULD INVEST IN THE TRUST?...........................     3

     TRUST PERFORMANCE.........................................     3

     FEES AND EXPENSES OF THE TRUST............................     4

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS

     INVESTMENT OBJECTIVES.....................................     5

     PERMISSIBLE INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES    5

     PRINCIPAL INVESTMENT RISKS...............................      8

     FINANCIAL HIGHLIGHTS.............................. ......     11

     MANAGEMENT'S DISCUSSION OF THE TRUST'S PERFORMANCE.......     14

BUYING AND SELLING UNITS IN THE TRUST

     ELIGIBLE INVESTORS.......................................     16

     PURCHASING UNITS.........................................     16

     SELLING OR REDEEMING UNITS...............................     17

     DISTRIBUTION CHARGES (RULE 12B-1 FEES)...................     17

MANAGEMENT AND STRUCTURE

     MANAGEMENT...............................................     18

     TRUST STRUCTURE..........................................     19

GENERAL INFORMATION

     DISTRIBUTIONS AND TAXES..................................     19

     TO LEARN MORE............................................     20

     STATEMENT OF ADDITIONAL INFORMATION.......................    20

     PARTICIPANT REPORT.........................................   20

     FOR MORE INFORMATION......................................    20

THE TRUST - SUMMARY

     The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") is an open-end investment company, commonly called a mutual fund.

     This section of the Prospectus gives you a brief summary of the Trust's investment goals, strategies and primary risks, as well as performance and fee information. More detailed information about the Trust follows this summary and is also contained in the Trust's Statement of Additional Information (the "SAI").

WHAT ARE THE TRUST'S GOALS?

     The Trust's primary investment goal is to generate current income, consistent with the preservation of capital over time, by investing in mortgage-backed securities and other mortgage-backed obligations, construction and long-term mortgage loans and secured bridge loans (collectively, "Mortgage Investments") which carry competitive market yields. Other important goals of the Trust are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. As a result, the Trust will invest in Mortgage Investments which are secured (directly or indirectly) by new construction projects or projects being rehabilitated only if the construction or rehabilitation work is to be performed by union labor.

WHAT ARE THE TRUST'S MAIN INVESTMENT STRATEGIES?

     At least 70% of the mortgagebacked securities and mortgage loans in which the Trust invests or that back the Trust's investments are either federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac. Up to 30% of the assets of the Trust may be invested in a wide variety of other Mortgage Investments, including privately collateralized investments, state and local government-related investments and secured bridge loans. The types of Mortgage Investments in which the Trust invests are described in more detail below under the heading "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS." Real estate securing the Trust's investments includes multifamily housing projects, single-family housing and health care facilities, including hospitals, intermediate care facilities and nursing homes.

     The Trust also uses other strategies to mitigate risk and enhance the value of its portfolio. These strategies include managing the duration of the portfolio within a range comparable to that of the Lehman Aggregate Bond Index and negotiating prepayment restrictions for most of its long-term investments.

     In selecting Mortgage Investments, the Trust looks for market-rate and affordable housing projects that are economically viable and involve developers, contractors and mortgage bankers with a strong record of success in the real estate industry. The Trust also seeks projects that will enhance local community development efforts and/or have financial or other support from the local or state government, such as tax credits or subsidies that make the housing more affordable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE TRUST?

     As with any mutual fund, the value of the Trust's investments and units of beneficial interest in the Trust ("Units") may go up or down and you could lose money. The Trust's principal risks are those of investing in mortgage-backed securities and mortgage loans, which include the following types of risks:

     - Interest Rate Risk: as with any fixed income investment, the market value of the Trust's investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates on the investments. Participants in the Trust ("Participants") who sell Units at such times may suffer a loss. Rising interest rates may also extend the term of Mortgage Investments beyond the expected time of prepayment, which could in turn increase the portfolio's sensitivity to rising interest rates.

     - Default Risk: there is a risk that the borrowers under the mortgage loans which secure (directly or indirectly) the Trust's investments may default under their mortgage loans. In the event of such defaults, the Trust may experience a loss on the related investments. Under certain circumstances and to a limited extent this is true even for mortgage loans which are federally insured or guaranteed. The Trust will obtain some type of credit enhancement for almost all of its investments to help protect the Trust against losses from mortgage loan defaults. To the extent that credit enhancement for a Trust investment is provided by a private entity or a state or local housing agency, there is a risk that the credit enhancer will not make the payments it has agreed to make in the event of a mortgage loan default. In addition, if the credit rating of any such credit enhancer is downgraded, the value of investments guaranteed by that credit enhancer may be reduced to less than the principal amount of the investment.

     - Prepayment Risk: generally, the market value of the Trust's investments will rise above the principal amount of those investments at times when market interest rates fall below the interest rates on the investments. However, at such times, borrowers may prepay the mortgage loans backing the Trust's investments more quickly than expected. This would force the Trust to reinvest the proceeds in other investments bearing lower interest rates.

     Other risks include the fact that the Trust concentrates its investments in mortgage-backed securities and mortgage-backed loans backed by specific types of housing and health care facilities, rather than investing in securities backed by a broad range of industries. As a result, if securities and loans backed by real estate, particularly housing and health care facilities, are more adversely affected by changing economic conditions than securities backed by assets in other sectors of the economy, then the value of the Trust assets may be adversely affected. Also, there may be a limited resale market for certain types of privately collateralized investments, state and local government-related investments and secured bridge loans. If the resale market is limited, the Trust may experience a loss in the event that it must liquidate investments to meet redemption requests or to meet other obligations of the Trust.

                                     2
Although as of December 31, 2000, 98% of the Trust's long-term investments were federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac, an investment in the Trust is not insured by the federal government, any government agency, Fannie Mae, Freddie Mac or any other firm or entity. For more information about the risks associated with the Trust and the Trust's risk management strategies, see "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS--PRINCIPAL INVESTMENT RISKS" below.

WHO SHOULD INVEST IN THE TRUST?

     The Trust may be an appropriate investment for eligible labor organizations and eligible pension plans which:

     - are seeking a fixed income investment with a high degree of security
     - are looking for an investment with a history of providing highly competitive risk-adjusted returns
     - desire the portfolio diversification that can be obtained from single-family and multifamily mortgage investments
     -     want to invest in a national mortgage investment program
     - prefer an investment program with one of the most cost-effective operating structures in the industry
     -     are seeking a long-term investment with monthly liquidity
     - wish to encourage union employment in housing construction and community revitalization

TRUST PERFORMANCE

     The following bar chart and table show the Trust's annual returns and long-term performance. They provide an indication of the risks of investing in the Trust by showing changes in the Trust's performance from year to year over the past 10 years and by showing how the Trust's average annual returns for one, five and ten years compare to those of various broad-based securities market indices. Past performance does not insure that the Trust will achieve similar results in the future.

ANNUAL TOTAL RETURNS

1991     14.30%
1992      5.76%
1993      9.67%
1994     (2.70%)
1995     19.56%
1996      5.12%
1997     10.74%
1998      8.28%
1999     (0.57%)
2000     12.31%

     During the 10-year period shown in the above bar chart, the highest return for a quarter was 6.38% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.33% (quarter ending March 31, 1994).

AVERAGE ANNUAL
TOTAL RETURNS (%)
(for the periods ending
 December 31, 2000)          PAST ONE YEAR     PAST 5 YEARS     PAST 10 YEARS

AFL-CIO Housing
  Investment Trust                12.31%           7.08%            8.06%

Lehman Aggregate
  Bond Index                      11.63%           6.46%            7.96%

FEES AND EXPENSES OF THE TRUST

     Investors pay certain fees and expenses in connection with investing in a mutual fund. The purpose of the following table is to assist you in understanding the various costs and expenses that you may pay if you buy and hold Units in the Trust. The Trust does not charge any sales charge (load) on the purchase of Units, any fee on the sale or redemption of Units or any other exchange fee or account fee. The expenses shown under "Annual Trust Operating Expenses" are based upon those incurred in the fiscal year ended December 31, 2000.

                       ANNUAL TRUST OPERATING EXPENSES

(expenses that are deducted from Trust assets)
(as a percentage of average net assets)

Management Fees                     0% (1)
Distribution (12b1) Fees          .02%
Other Expenses                    .36% (1)
Total Trust Operating Expenses    .38%

(1) The Trust's portfolio is internally managed. The Trust does not pay management fees except to the extent that the Trust pays Wellington Management Company, LLP a fee for managing a portion of the short-term investment portfolio. Since the management fee paid in 2000 was .0023% of the Trust's average net assets, which is less than .01%, this fee is included in other expenses and not shown separately in the table.

Example

     This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 year          3 years          5 years          10 years
  ------          -------          -------          ---------

   $38             $120             $210             $478


                                       4
           INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES
                               AND RELATED RISKS

Investment Objectives

     The Trust's primary investment goal is to generate current income, consistent with the preservation of capital over time, by investing in Mortgage Investments which carry competitive market yields. Other important goals of the Trust are to encourage housing and to facilitate employment for union members in the construction trades and related industries. As a result, the Trust will invest in Mortgage Investments which are secured (directly or indirectly) by new construction projects or projects being rehabilitated only if the construction or rehabilitation work is to be performed by union labor. This increases the amount of financing available for housing and other projects and creates job opportunities for union labor in the construction trades and related industries that provide materials, furnishings, appliances and services related to housing construction. Real estate securing the Trust's investments includes multifamily housing projects, single-family housing and health care facilities, including hospitals, intermediate care facilities and nursing homes.

        PERMISSIBLE INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

Permissible Investments

     The Trust concentrates its investments in the real estate industry. It invests primarily in Mortgage Investments that are directly or indirectly secured by mortgages or liens on real estate. The Trust must invest at least 70% of its assets in Mortgage Investments which are federally insured or guaranteed or which are issued or guaranteed by Fannie Mae or Freddie Mac, directly or indirectly. The policies described in this paragraph are fundamental policies of the Trust and may not be changed without the approval of the holders of a majority of the Trust's outstanding Units.

     The types of Mortgage Investments in which the Trust will invest are described below.

     Federally Insured or Guaranteed Mortgage Investments; Fannie Mae/Freddie Mac-Related Mortgage Investments. The Trust must invest a minimum of 70% and may invest up to 100% of its assets in these types of Mortgage Investments. These Mortgage Investments include:

     - construction and permanent mortgage loans which are insured or guaranteed by the federal government or an agency of the federal government, including the United States Department of Housing and Urban Development ("HUD" or "FHA"), the Department of Veterans Affairs ("VA") and the Government National Mortgage Association ("Ginnie Mae");

     - mortgaged-backed securities which are secured by mortgage loans and/or securities which are insured or guaranteed by the federal government or an agency of the federal government and are rated AAA or AA by a nationally recognized rating agency;

     - loans, securities or other obligations which are issued or guaranteed by Fannie Mae or Freddie Mac (including Fannie Mae mortgage-backed securities and Freddie Mac participation

                                      5
      certificates). Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations. As of December 2000, each had a senior unsecured debt rating of "AAA" from Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. ("S&P") and a long-term senior unsecured debt rating of "Aaa" from Moody's Investor Service, Inc. ("Moody's"). The United States government does not insure or guarantee Fannie Mae or Freddie Mac obligations;

     - securities which are backed by Fannie Mae or Freddie Mac and are rated AAA or AA by a nationally recognized rating agency when issued.

     As of December 31, 2000, these types of Mortgage Investment represented 98% of the Trust's total long-term investment portfolio. The Trust intends to concentrate its investments in these types of Mortgage Investments to the extent that market conditions permit, consistent with the overall objectives of the Trust; however, there is no assurance that this concentration of Mortgage Investments can be maintained.

     Privately Collateralized Mortgage Investments; State/Local Government Related Investments; Secured Bridge Loans. The Trust may invest up to 30% of its assets in privately collateralized mortgage obligations and state and local government-related investments, including secured bridge loans for low-income housing tax credit projects. Certain of the investments in this category are subject to further caps, expressed as a maximum percentage of the Trust's total portfolio, as set forth below. All of the investments in this category are subject to the requirement that at least 90% of the Trust's assets must be liquid (i.e., that they are readily marketable and convertible into cash within 120 days without a discount from their market value). As of December 31, 2000, these types of investments constituted 2.0% of the Trust's total long-term investment portfolio. To date these types of investments have never represented more than 3.0% of the Trust's total long-term investment portfolio. It is possible, however, that the percentage of the Trust's assets invested in these types of investments could rise above the current level.

     Investments in this category include the following types of loans (as well as interests in and securities backed by these types of loans):

     - construction and/or permanent loans which have credit enhancement as required by the Trust's Declaration of Trust from a state or local government (or an agency or instrumentality thereof), including state and local housing finance agencies;

     - construction and/or permanent loans which are made by a state or local government entity or any other lender, as long as the loan (or securities backed by the loan) is secured by a cash escrow or a letter of credit, insurance or another form of guaranty issued by an entity which meets credit rating requirements imposed by the Trust's Declaration of Trust;

     - construction and/or permanent loans which have evidence of support from a state or local government (or an agency or instrumentality thereof) and meet underwriting criteria specified in the Trust's Declaration of Trust, including requirements that the loantovalue ratio may not exceed 60% (or 75% if the Trust receives required

                                        6
      credit enhancement or the project receives low income housing tax credits), that the state or local government or a tax-exempt foundation must make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects must be at least 1.15, based upon projections of future income and expenses. The total principal amount of the investments in this category outstanding from time to time may not exceed 4% of the value of all of the Trust's assets;

     - secured bridge loans for low-income housing tax credit projects where the Trust receives a required form of credit enhancement.
           The total principal amount of the investments in this category outstanding from time to time may not exceed 5% of the value of all of the Trust's assets.

     The Trust may also invest in privately collateralized investments or state and local government-related investments which have any combination of the types of credit enhancement required for Trust investments, as long as the total principal portion of the investment is fully collateralized by acceptable forms of credit enhancement. The multiple forms of credit enhancement may be combined either concurrently or sequentially.

     The Mortgage Investments described in this section are not federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac.
In addition, these Mortgage Investments do not have to be rated or ratable, although some of these Mortgage Investments must have credit enhancement which is provided by an entity which has a rating which is equal to or better than a specified level. The Trust's Declaration of Trust contains very detailed and specific criteria for these types of investments. For more information about these types of investments and the criteria which apply to each, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS--PRIVATELY COLLATERALIZED MORTGAGE INVESTMENTS; STATE/LOCAL GOVERNMENT RELATED INVESTMENTS" in the SAI.

Principal Investment Strategies

     The Trust's principal investment strategies are as follows:

     - The Trust intends to maximize the portion of its long-term portfolio which is invested in investments which are federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac, directly or indirectly, to the extent that market conditions permit, consistent with the overall objectives of the Trust.

     - At least 90% of the value of the Trust's assets must be invested in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value.

     - To mitigate interest rate risk, the Trust sells and acquires securities in order to be "market neutral" and does not employ interest rate anticipation strategies. The Trust periodically compares the effective duration of its portfolio to the fixed-income market, as defined as the Lehman Aggregate Bond Index. It is the Trust's policy to maintain the effective duration of the Trust's portfolio within the range of plus or minus one-half year of the effective duration of the Lehman Aggregate Bond Index. For the 5-year period ended on December 31, 2000, the Trust's average annualized portfolio turnover rate was 30.4%, which reflects the implementation of this policy to manage interest rate risk.
                                       7
-     It is the policy of the Trust to negotiate prepayment restrictions for its long-term multifamily Mortgage Investments to mitigate prepayment risk. Such prepayment restrictions, also known as "call protection", for the Trust's investments can take the form of prepayment lockouts, prepayment penalties, yield maintenance penalties or a combination of the foregoing. As of December 31, 2000, 97.4% of the Trust's multifamily Mortgage Investments possess some form of call protection, ranging from prepayment lockouts of one month to 15 years from the completion of the related project and prepayment penalties ranging from 0.125% to 5.00% of the amount prepaid As of December 31, 2000, the Trust's portfolio consisted of 61.7% multifamily investments, 35.6% single family investments, 0.7% intermediate-term securities (government sponsored entity agency bonds with maturities ranging from one to five years) and 2.0% cash and cash equivalents.

     - The majority of the Trust's multifamily Mortgage Investments are made pursuant to forward commitments, in which the Trust agrees to purchase an investment in or backed by mortgage loans that have not yet been made. For multifamily projects and health care facilities, the Trust sets a fixed rate for future delivery. For single-family mortgage loans, the Trust generally sets either a fixed rate or a maximum rate that may be adjusted downward prior to the closing of the mortgage loan if market interest rates decline. In periods of declining interest rates, all of the investments for which the Trust has issued commitments may not be delivered to the Trust. The Trust usually requires a good faith deposit at the time the commitment is issued (generally 1/2 to 4 points) on investments backed by multifamily or health care facilities and retains the deposit if the investment is not delivered to the Trust. Whenever possible, the Trust also includes mandatorydelivery clauses in commitments for investments backed by these facilities and projects. Both mechanisms help assure delivery of the related investments, but there is no guarantee that all investments the Trust commits to purchase will actually be delivered to the Trust.

     - Pending investment in Mortgage Investments, the Trust's assets are held in various short-term instruments, including United States Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance ("Short-term Investments").

     - It is the current policy of the Trust not to invest in interest-only ("IO") and principal-only ("PO") collateralized mortgage obligations. IO and PO investments can be highly volatile and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

     For more information about the Trust's investments, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the SAI.

                        PRINCIPAL INVESTMENT RISKS

     As with any investment fund, there can be no guarantee that the Trust will meet its goals, or that the Trust's performance will be positive over any period of time. This section contains a summary discussion of the primary risks which can affect the value of an investment in the Trust.

Interest Rate Risk

     The net asset value, or "NAV", of each Unit in the Trust reflects the market value of the Trust's portfolio of Mortgage Investments. The value of the Trust's portfolio, and the resulting NAV of the Units, will fluctuate, primarily in response to changing interest rates. Generally, when market interest rates rise, the NAV will fall and conversely, when market interest rates fall, the NAV will rise. If market interest rates rise above the interest rates on the Trust's Mortgage Investments, the value of the Trust's Mortgage Investments will fall below the principal amount of those investments. Participants who redeem Units at such times may suffer a loss.

     Duration is a risk measure used to express the price (value) sensitivity of a fixed-income security as it relates to changes in the general level of interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of the cash flows generated by the security over its life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years-the duration. Effective duration takes into account call features and prepayment expectations that may shorten or extend a security's life.

     As a risk mitigation strategy, the Trust periodically buys or sells Mortgage Investments in order to prevent fluctuations in the weighted average maturity of the portfolio, manage the duration of the portfolio and maintain a desirable level of portfolio diversification. However, the value of an investment at the time of its liquidation may be more or less than its value when it was acquired by the Trust.

Prepayment Risk

     When market interest rates fall, the value of the Trust's Mortgage Investments will increase in value, but mortgage-backed securities and mortgage loans, unlike most other fixed-income investments, may be hurt when interest rates fall, because borrowers tend to refinance. The loss of high-yielding mortgage-backed securities and mortgage loans and the reinvestment of proceeds at lower interest rates can: reduce the potential price increase in mortgage-backed securities and mortgage loans in response to falling interest rates; reduce the yield on mortgage-backed securities and mortgage loans; and, cause prices of mortgage-backed securities and mortgage loans to fall below what the investor paid for it, resulting in a capital loss. Any of these developments could cause a decrease in a fund's income and/or share price. As described above, the Trust seeks to negotiate various forms of prepayment restrictions on its long-term Mortgage Investments to mitigate this risk.

Default Risks and Default History

     Most of the Trust's Mortgage Investments are (directly or indirectly) federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac to give the Trust protection against losses on a default. In addition, almost all of the Trust's other Mortgage Investments will have some form of credit enhancement to protect against losses in the event of default. Notwithstanding this, the Trust may experience losses in the event of defaults under the loans which directly or indirectly back the Trust's Mortgage Investments; to a limited extent, this is true even for federally insured or guaranteed loans. If a private entity or a state or local government entity provides credit enhancement for a Mortgage Investment and fails to meet its obligations under the credit enhancement in the event of a default under the underlying mortgage loan, the Trust would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Investment. The very small portion of the Trust's Mortgage Investments which do not have any form of credit enhancement will be subject to all the risks inherent in investing in loans secured by real estate. In the case of securities or loans backed by health care facilities, economic performance may also be affected by state and federal laws and regulations affecting the operation of the underlying facility, as well as state and federal reimbursement programs and delays or reduction in reimbursements. For more information about real
estate-related risks and potential losses, see "RISK FACTORS   - Real Estate
Related Risks" and "RISK FACTORS -- Defaults on Loans" in the SAI.

     Most of the privately collateralized investments and state and local government-related investments that the Trust may make are expected to have credit enhancement given by an entity which possesses a specified credit rating. Such investments themselves do not have to be rated or ratable.
There is no assurance that a rated credit enhancement provider would retain the required rating level for the life of the investment. Instead, as is the case with any rating, the rating could be revised downward or withdrawn entirely at any time by the rating entity which issued it, if the rating agency deemed it appropriate to do so. A rating downgrade or the withdrawal of a rating would indicate an increase in the risk of default by the credit enhancement provider in the event of a default on the related Mortgage Investment and may also result in a reduction in the value of the investment and/or make it illiquid. The Trust is not required to dispose of any Mortgage Investment solely because the rating of any entity providing credit enhancement for such investment has been downgraded or withdrawn.

     As noted above, the Trust may invest a limited portion of its assets in Mortgage Investments which are not rated or credit-enhanced. A rating does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the rating agency, but ratings do provide a prospective investor with some indication that the proposed structure and revenue analysis for the investment satisfy the rating agency's internal criteria for the applicable rating. Unrated investments may also be less liquid than rated investments.

     During the five years ended on December 31, 2000, the Trust realized losses of less than .02% of the Trust's average net assets in connection with defaults under certain FHA-insured multifamily mortgage loans.

Resale Risk

     Mortgage Investments which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac are very liquid and an active secondary market for such investments exists. There may be a limited resale market for certain of the Trust's privately collateralized investments, state or local government-related investments or secured bridge loans. If the resale market is limited and the Trust had to sell such investments quickly for any reason, the Trust may be able to sell them only at a discount from their market value. However, in the aggregate, privately collateralized investments, state or local government-related investments and secured bridge loans may not exceed more than 30% of the Trust's total assets. As of December 31, 2000, these types of investments constituted only 2% of the Trust's long-term Mortgage Investments and to date these types of investments have never represented more than 3% of the Trust's total long-term investment portfolio.

Risks Associated with Secured Bridge Loans

     Secured bridge loans are somewhat different from any of the other types of investments which the Trust may make because in some cases the secured bridge loan does not constitute a lien on the related project and because the loan is designed to "bridge" the gap between the construction financing for the project and the total costs of the project until the low income housing tax credit investors for the project make their payments into the project as it is constructed or completed. As a result, this type of Mortgage Investment is subject to the real estate related risks that other Mortgage Investments are subject to as well as other risks which are unique to this type of investment. These risks are described in "RISK FACTORS--Defaults on Secured Bridge Loans" in the SAI. However, as described in the SAI under the heading "INVESTMENT OBJECTIVES, POLICIES AND RISKS--PRIVATELY COLLATERALIZED MORTGAGE INVESTMENTS; STATE/LOCAL GOVERNMENT RELATED INVESTMENTS", the Trust will obtain credit enhancement to protect against these risks and this type of investment cannot constitute more than 5% of the total assets of the Trust at any time.

Liquidity Risk

     Certain legal restrictions require the Trust to invest at least 90% of the value of its assets in Mortgage Investments which are readily marketable and convertible into cash within 120 days without a discount from their market value. As a result, not more than 10% of the value of the Trust's assets may be invested in Mortgage Investments which are not readily marketable and convertible into cash within 120 days without a discount from their market value. See, "RISK FACTOR--Investment Restrictions" in the SAI. As of December 31, 2000, 98% of the Trust's assets were liquid and only 2% of the Trust's assets were illiquid. However, to the extent that the total amount of the illiquid Mortgage Investments held by the Trust ever exceeds 10% of the value of the Trust's assets, Mortgage Investments must be liquidated even if they have to be liquidated at a substantial discount from market value.

For more information about the risks of an investment in the Trust, please see "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS" in the SAI.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Trust's financial performance for the past 5 years. Certain information reflects financial results for a single Unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all income and distributions). The information (except the Total Returns) for the years ended December 31, 1997, December 31, 1998, December 31, 1999 and December 31, 2000 was audited by Arthur Andersen LLP. The information for the year ended December 31, 1996 was audited by KPMG, LLP. Arthur Andersen's report, along with the Trust's financial statements, is included in the Annual Report, which is available upon request.

                                   11
                     Financial Highlights
                         (amounts in thousands)

                   Year        Year       Year      Year        Year
                  Ended       Ended       Ended     Ended      Ended
                 Dec. 31,    Dec. 31,    Dec. 31,  Dec. 31,   Dec. 31,
                  1996         1997       1998       1999       2000
--------------------------------------------------------------------------
Net Asset Value,
Beginning of
Period           $1,098.53  $1,072.98  $1,104.30   $1,114.08   $1,035.72
--------------------------------------------------------------------------
Net Investment
 Income              79.11      79.06      77.48       71.65       72.83
--------------------------------------------------------------------------
Net Gains (Losses)
 on investments
 realized &
 unrealized         (25.90)     31.84      11.15      (77.96)      49.70
--------------------------------------------------------------------------
Dividends (from net
 investment
 income)<F1>        (78.76)    (79.10)    (77.55)     (71.74)     (72.83)
--------------------------------------------------------------------------
Distributions
(from capital
 gains)                 -       (0.48)     (1.30)      (0.31)          -
---------------------------------------------------------------------------
Net Asset Value,
 End of Period   $1,072.98  $1,104.30  $1,114.08   $1,035.72    $1,085.42
---------------------------------------------------------------------------
Total Return          5.12%     10.74%     8.28%      (0.57%)      12.31%
---------------------------------------------------------------------------

                                     Ratios/Supplemental Data

                   Year             Year            Year          Year             Year
                  Ended            Ended            Ended         Ended            Ended
                 Dec. 31,         Dec. 31,         Dec. 31,      Dec. 31,         Dec. 31,
                  1996              1997            1998           1999             2000
-----------------------------------------------------------------------------------------------
Net Assets,
End of Period  $1,383,163,166  $1,671,744,859 $2,023,371,045  $2,149,326,689     $2,477,481,753
-----------------------------------------------------------------------------------------------
Ratio of
 Expenses
 to Average
 Net Assets        0.46%            0.43%          0.39%           0.39%              0.38%
-----------------------------------------------------------------------------------------------
Ratio of Net
 Income to
 Average
 Net Assets         7.3%            7.2%           6.8%            6.7%               6.9%
-----------------------------------------------------------------------------------------------
Portfolio
 Turnover
 Rate              20.3%           15.3%          39.5%           31.7%              25.9%
-----------------------------------------------------------------------------------------------

<F1>     Includes income distributed for the quarterly periods ended March 31,
June 30, September 30 and December 31, 1996, and distributed monthly for the years ended December 31, 1997, December 31, 1998 and December 31, 1999.

     Primarily as a result of fluctuations in market interest rates, the net unrealized gains (losses) on investments fluctuate from month to month. Return on investment calculated on a market value basis would consist of both net investment income and net realized and unrealized gains (losses) on investments.

                      Other Financial Information

     The following table represents the Trust's financial performance for the past 5 years on a total gross return basis. The total gross returns in the table represent returns prior to the deduction of the Trust's expenses. The gross returns are shown for information purposes only, because the Trust management believes that they provide a useful comparison to the Trust's benchmark index, which is not subject to the deduction of any operating or administrative expenses.

                   Year        Year       Year      Year        Year
                  Ended       Ended       Ended     Ended      Ended
                 Dec. 31,    Dec. 31,    Dec. 31,  Dec. 31,   Dec. 31,
                  1996         1997       1998       1999       2000
--------------------------------------------------------------------------
Total Gross
 Return            5.61%      11.22%       8.71%   (0.18%)     12.74%
--------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF THE TRUST'S PERFORMANCE

     The factors that materially influenced Trust performance during the most recently completed fiscal year are discussed in our 2000 Annual Report to shareholders, currently on file with the Securities and Exchange Commission ("SEC") and available upon request without charge from the Trust.

     The following line graph and table illustrates the account value of $50,000 (minimum initial investment) invested in the Trust on January 1, 1991 at the end of each of the past ten years, compared to the account value of $50,000 invested on the same date at total rate of return of the Lehman Aggregate Bond Index and the Trust's average annual total returns for one, five and ten years.

                TOTAL VALUE OF INVESTMENT FOR YEAR ENDING

                           1991       1992        1993      1994     1995
-----------------------------------------------------------------------------
AFL-CIO Housing
 Investment Trust       57,147.67  60,439.53   66,284.82  64,496.88  77,112.45
-----------------------------------------------------------------------------
Lehman Aggregate
 Bond Index             58,001.57  62,294.93   68,368.16  66,374.44  78,636.29
-----------------------------------------------------------------------------

                TOTAL VALUE OF INVESTMENT FOR YEAR ENDING

                       1996        1997        1998      1999        2000
------------------------------------------------------------------------------
AFL-CIO Housing
 Investment Trust   81,064.32    89,772.54    97,203.70  96,652.76  108,548.44
------------------------------------------------------------------------------
Lehman Aggregate
 Bond Index         81,491.25    89,358.38    97,120.51  96,322.70  107,520.97
------------------------------------------------------------------------------

TRUST AVERAGE ANNUAL TOTAL RETURNS

     One-year ended       Five years ended        Ten years ended
      Dec. 31, 2000        Dec. 31, 2000           Dec. 31, 2000
     --------------       ----------------        ----------------
          12.31%                7.08%                  8.06%

PAST PERFORMANCE OF AN INVESTMENT IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

Risk-adjusted Return

     The Trust's five-year risk-adjusted performance compared to its benchmark is represented by the coefficient of variation of trailing 12-month returns. The coefficient of variation is used to measure the ratio of risk relative to returns. The ratio is calculated by dividing the standard deviation by the average trailing 12-month returns for the previous five years. Consistent with capital asset pricing theory, in this analysis, risk is represented by the standard deviation, which measures the volatility of monthly returns. The table below shows that the Trust has a lower coefficient of variation and higher average return. Past performance does not mean that the Trust will achieve similar results in the future.


                                   14
                                          Average Trailing
                                         12-Month Return for
                           Coefficient      the Five Years      Standard
                       of Variation     Ended 12/31/00      Deviation
------------------------------------------------------------------------------
AFL-CIO Housing
 Investment Trust            56.3%               7.25%            4.08%
------------------------------------------------------------------------------
Lehman Aggregate
 Bond Index                  58.2%               6.66%            3.88%
------------------------------------------------------------------------------

                      BUYING AND SELLING UNITS IN THE TRUST

ELIGIBLE INVESTORS

     Units in the Trust may be purchased only by "Labor Organizations" and "Eligible Pension Plans." A Labor Organization means an organization in which employees participate, directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing with employers concerning terms or conditions of employment. The term "Labor Organization" also includes any employee benefit plan of a Labor Organization and any other organization which is, in the discretion of the Board of Trustees of the Trust, affiliated with or sponsored by such a Labor Organization. As of December 31, 2000, eligible Labor Organizations include 65 national and international unions and 628 state and local central bodies directly affiliated with the AFL-CIO. There are also a great number of local unions and state and local central bodies affiliated directly with those national and international unions and other labor organizations.

     An Eligible Pension Plan is a pension plan constituting a qualified trust under Section 401(a) of the Internal Revenue Code of 1986, as amended, that has beneficiaries who are represented by a Labor Organization and the management of which has the discretionary right to invest funds of beneficiaries without the direct intervention or control of those beneficiaries.

     To inquire about the purchase or sale of Units in the Trust, contact the
Trust's Executive Vice President   Marketing, Investor and Labor Relations at
the address and telephone number on the back cover.

PURCHASING UNITS

     Units in the Trust may be purchased only from the Trust and a minimum initial investment of $50,000 is required. Whole or fractional Units may be purchased. Units may be purchased only on the last business day of each month. Each purchase order will be processed and priced on the last business day of the month in which it is received. You must remit your purchase order and the required payment for your Units by check or wire transfer to the Trust on or before the actual purchase date. The Trust will hold all purchase payments in Short-term Investments until the actual purchase date. A copy of the participation form under which the Trust will hold your purchase payment is available upon request. There is no charge payable in connection with the participation form and all Units are sold without any sales charge (load) or commission. Units are issued and redeemed by bookkeeping entry and without physical delivery of any securities. The Trust has the right to reject any purchase order or suspend or modify the sale of Units.

     The price of all Units purchased will be equal to their net asset value, or NAV, at the close of business on the date of purchase. The NAV is calculated by dividing the total value of the Trust (the value of all of the Trust's assets minus all of the Trust's liabilities) by the total number of Units outstanding on the date of calculation. The Trust calculates the NAV of the Units only on the last business day of each month.

     The Trust's Short-term Investments are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures approved by the Board of Trustees. The Trust has retained an independent firm to perform the monthly valuation of all long-term investments. All long-term investments are valued based upon fair value determined in good faith under procedures approved by the Board of Trustees. In addition, each month the Trust reviews the proposed valuations of all investments and makes appropriate adjustments to reflect the effect of income (collected or accrued), realized and unrealized gains and losses, expenses, the existence and quality of any credit enhancement and any material impairments in value arising from the specific facts and circumstances of the investment (e.g., mortgage in default). This process, commonly referred to as "marking to market", helps ensure that the valuation of the assets in the Trust's portfolio accurately reflects current market pricing of each investment, based on its unique characteristics. For more information on the valuation methodology the Trust uses, see "VALUATION OF UNITS" in the SAI.

SELLING OR REDEEMING UNITS

     Although the SEC has given the Trust permission to value its assets and accept redemption requests no more often than quarterly, the Trust currently accepts and satisfies redemption requests as of the last business day of each month. You may not sell or transfer your Units to anyone other than the Trust and you may not pledge your Units. Whole or fractional Units may be redeemed. If you want to sell your Units, you must submit a redemption request to the Trust in writing and the Trust must receive it at least 15 days before the last business day of the month. Redemption requests may be submitted by facsimile. Redemption requests received less than 15 days before the last business day of the month will be satisfied as of the last business day of the following month.

     The Trust will redeem Units, without charge, at their NAV as of the last business day of the applicable month. It usually takes from 7 to 10 business days to calculate the Trust's NAV after the last business day of the month. The Trust will pay the proceeds of any redemption request by check or wire transfer as soon as practicable after the NAV has been calculated, but no later than 7 business days after the NAV has been calculated.

     If the redeeming Participant agrees, the Trust may deliver securities, mortgages or other Trust assets in full or partial satisfaction of a redemption request. A Participant which receives such assets may incur expenses in selling or disposing of such assets for cash.

DISTRIBUTION CHARGES (RULE 12B-1 FEES)

     The Trust has adopted a plan under Rule 12b-1 that allows the Trust to pay distribution fees for the sale and distribution of its Units. For the year ended December 31, 2000, these fees were $556,102, representing .02% of the Trust's average net assets. The Trust expects that these fees will not exceed $600,000 for calendar year 2001. These types of fees and expenses primarily include the printing and mailing of prospectuses to other than current Participants, compensation to sales personnel (salaries plus fringe benefits), travel and meeting expenses, office supplies, consulting fees and expenses and expenses for printing and mailing of sales literature. Any change in the plan for distribution that materially increases the amount of distribution expenses paid by the Trust requires the approval of the holders of a majority of the Trust's outstanding Units.

     Because these fees are paid out of the Trust's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 17
                       MANAGEMENT AND STRUCTURE

MANAGEMENT

     Overall responsibility for the management of the Trust is vested in its Board of Trustees. Up to 12 of the trustees may be officers of the AFL-CIO or its member unions ("Union Trustees"); up to 12 trustees may be (i) officers or management employees of organizations which contribute to an Eligible Pension Plan or officers or management employees of an Eligible Pension Plan and (ii) up to 4 of such trustees may be officers, directors or trustees of housing, finance, or real estate development organizations or federal, state or local government officials (collectively, "Management Trustees"). One trustee, the Chairman, must be an individual who is not an officer, trustee or employee of any organization that participates in the Trust. As of April 30, 2001, the Board of Trustees consisted of the Chairman, 11 Union Trustees and 7 Management Trustees. The number of Management Trustees may not exceed the number of Union Trustees, unless a Union Trustee dies or resigns before the expiration of his or her term.

     Between meetings of the full Board of Trustees, the Executive Committee of the Board of Trustees, currently consisting of the Chairman, one Union Trustee and one Management Trustee, acts for the Board in overseeing Trust affairs. The Chief Executive Officer, the Executive Vice President-Marketing, Investor and Labor Relations, the Executive Vice President -
Finance and Administration, Executive Vice President   Investments, the
Controller, the General Counsel and the Chief Investment Officer - Single Family Finance are responsible for the Trust's day to day administration, including the selection, purchase and sale of Mortgage Investments (other than certain shortterm investments) and communication with existing and potential investors.

     Some of the Trust's short-term and intermediate-term liquid assets are managed by an investment adviser, Wellington Management Company, LLP, a Massachusetts limited liability partnership ("Wellington Management"). As of December 31, 2000, the value of all short-term and intermediate-term Trust assets managed by Wellington Management was approximately $20.2 million which represented .82% of the Trust's total net assets at that date. Wellington Management is a registered investment adviser and its principal offices are located at 75 State Street, Boston, Massachusetts 02109. Its Managing Partners are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Wellington Management provides investment advisory services to investment companies, employee benefit plans, endowment funds, foundations and other institutions.

     Wellington Management is responsible for managing the investment and reinvestment of the short-term and intermediate-term assets which it manages for the Trust, including determining which assets shall be purchased, retained and sold and carrying out those decisions. The Trust pays Wellington Management an advisory fee of 0.125% per annum of the market value of the of the Trust's short-term and intermediate-term assets up to $100 million under management by Wellington Management and 0.10% per annum of the market value of the Trust's short-term and intermediate-term assets in excess of $100 million under management by Wellington Management; provided that the annual fee shall in no event be less than $50,000. This fee is payable quarterly, based upon the average monthly market value of the assets under management. The fee paid to Wellington Management for the year ended December 31, 2000, was less than 0.01% of the Trust's average net assets.

TRUST STRUCTURE

     The Trust is organized in the District of Columbia as a common law business trust. The majority of jurisdictions in the United States recognize such a trust as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries are not liable for the debts or other obligations of a business trust. A few jurisdictions, particularly Texas and Kansas, do not recognize "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The Trust will not exclude otherwise eligible investors in Kansas and Texas and other such jurisdictions from investing in Units.

     The Declaration of Trust requires that every written contract that the Trust executes include a provision which states that the contract is not binding upon any Participant personally and that any person or entity dealing with the Trust can look only to Trust property (and not to any Participant) to satisfy any obligation or liability of the Trust under the contract. In most jurisdictions, Participants will have no personal liability under any contract which contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the Trust, Participants could be held personally liable for claims against the Trust. These claims could include contract claims where the contract does not limit personal liability, tort claims, tax claims and certain other statutory liabilities.
If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the Trust's assets and insurance were not adequate to satisfy the claims.

                            GENERAL INFORMATION

DISTRIBUTIONS AND TAXES

     The Trust typically distributes net income monthly and any capital gains at the end of each year. Participants may elect to receive these distributions in cash or have them reinvested in additional Units.

     The Trust has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Trust from paying federal income tax on income and net capital gains distributed to Participants. Participation in the Trust is limited to certain Labor Organizations and Eligible Pension Plans which establish to the Trust that they are exempt from federal income taxation. Tax-exempt organizations are subject to tax on unrelated business income.

     The foregoing is a summary of some of the important federal income tax considerations affecting Participants and is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding Units. Participants should consult their own tax advisors regarding specific questions of federal, state, local or foreign tax considerations, including the application of the unrelated business income tax. The Trust has not and will not make any determination as to the tax-exempt status of any Participant.

                             AFL-CIO
                    HOUSING INVESTMENT TRUST

                              [LOGO]

                           TO LEARN MORE

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information ("SAI") (legally considered to be part of this Prospectus) which includes additional information about the Trust has been filed with the SEC. The SAI, including our audited financial statements for the year ended December 31, 2000, is incorporated by reference in this Prospectus.

                         PARTICIPANT REPORTS

     Additional information about our investments is available in our annual and semi-annual reports to Participants in the Trust.

FOR MORE INFORMATION

     Both the SAI and our annual and semi-annual reports are available upon request without charge from our headquarters. Please call our Executive Vice President- Marketing, Investor and Labor Relations collect at 202-331-8055 to request the SAI, request our annual or semi-annual report, or request other information about us. Additionally, the Trust's Internet address is www.aflcio-hit.com. You may also obtain this information by writing:

     Executive Vice President   Marketing, Investor and Labor Relations
     AFL-CIO Housing Investment Trust
     1717 K Street, N.W., Suite 707
     Washington, D.C. 20036-5331

     Information about the Trust (including the SAI) can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

           YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS
           PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH
                     INFORMATION THAT IS DIFFERENT.


Investment Company Act File #811-3493.


                                      20
            PART B.  STATEMENT OF ADDITIONAL INFORMATION

                                   AFL-CIO
                            HOUSING INVESTMENT TRUST

                              1717 K Street, N.W.
                                 Suite 707
                           Washington, D.C.  20006
                                (202) 331-8055

                         -----------------------------------
                         STATEMENT OF ADDITIONAL INFORMATION
                         -----------------------------------


     The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") is an open-end investment company, commonly called a mutual fund. The principal goal of the Trust is to generate current income, by investing in mortgage-backed securities and other mortgage-backed obligations, construction and long-term mortgage loans and secured bridge loans which carry competitive market yields. Another important goal of the Trust is to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. There can be no assurance that the investment goals or objectives of the Trust will be achieved.

     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("Trust"), dated April 30, 2001 (the "Prospectus") and the 2000 annual report to Participants, which have been filed with the Securities and Exchange Commission (the "SEC") and can be obtained, without charge, from the Trust by calling collect 202-331-8055, or by writing to the address listed above. This Statement of Additional Information incorporates by reference the Prospectus and the 2000 annual report.

     The date of this Statement of Additional Information is April 30, 2001.

                               TABLE OF CONTENTS

HISTORY.........................................................     1

     EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF
     THE INVESTMENT COMPANY ACT.................................     1

     NONDIVERSIFICATION.........................................     1

     REDEMPTION RESTRICTIONS....................................     2

INVESTMENT OBJECTIVES, POLICIES AND RISKS.......................     2

     GENERAL....................................................     2

     FEDERALLY INSURED OR GUARANTEED MORTGAGE INVESTMENTS.......     3

     FANNIE MAE AND FREDDIE MAC INVESTMENTS.....................     4

     CONTINGENT INTEREST MORTGAGE LOANS.........................     6

     EARLY REPAYMENT LOANS......................................     6

     PASS-THROUGH AND PAY-THROUGH SECURITIES....................     7

     PRIVATELY COLLATERALIZED MORTGAGE INVESTMENTS;
     STATE AND LOCAL GOVERNMENT-RELATED INVESTMENTS.............     8

     MORTGAGE INVESTMENTS SUPPORTED BY MORE THAN
     ONE FORM OF CREDIT ENHANCEMENT............................     17

     PRE-CONSTRUCTION COMMITMENTS..............................     17

     FORWARD COMMITMENTS.......................................     18

     TEMPORARY INVESTMENTS.....................................     18

     RETENTION OF TECHNICAL CONSULTANTS........................     19

     OTHER POLICIES............................................     19

     INVESTMENT RESTRICTIONS...................................     20

     RISK FACTORS..............................................     21

MANAGEMENT OF THE TRUST........................................     30

     THE RETIREMENT PLAN.......................................     41

     THE 401K PLAN.............................................     43

     CODE OF ETHICS............................................     44

PRINCIPAL HOLDERS OF SECURITIES................................     45

INVESTMENT ADVISER.............................................     45

SALES AND DISTRIBUTION ACTIVITIES..............................     47

PURCHASING UNITS...............................................     49

REDEMPTION OF UNITS............................................     49

VALUATION OF UNITS.............................................     50

DISTRIBUTIONS AND TAX ISSUES...................................     54

     DISTRIBUTIONS.............................................     54

     TAX ISSUES................................................     54

PERFORMANCE DATA...............................................     55

GENERAL INFORMATION............................................     56

     SECURITIES OFFERED........................................     56

     AUDITORS..................................................     57

     CUSTODIAN.................................................     57

     LEGAL MATTERS.............................................     57

     REPORTS TO SHAREHOLDERS...................................     57

     ADDITIONAL INFORMATION....................................     57

FINANCIAL STATEMENTS...........................................     57

APPENDIX A - STANDARD & POOR'S DEBT RATING DEFINITIONS.........    A-1

APPENDIX B - STANDARD & POOR'S STATE HOUSING FINANCE AGENCIES
             TOP TIER CRITERIA.................................    B-1

APPENDIX C - STANDARD & POOR'S HFA GO DEBT AND STATE HFA
             ISSUER CREDIT  RATING CRITERIA....................    C-1

APPENDIX D - THOMSON BANKWATCH INC. BANK RATING CHARACTERISTICS    D-1

                                HISTORY

     The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("Trust") is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust originally executed September 19, 1981. The name of the Trust was changed from "AFL-CIO Pooled Investment Trust" on May 27, 1982.

     The Trust acquired all the assets of the AFL-CIO Mortgage Investment Trust ("Mortgage Trust") in exchange for Units of the Trust on the basis of relative net asset values as of September 30, 1984. The exchange was approved by order of the SEC dated October 1, 1984. Trust Units received in the exchange were distributed on a pro rata basis to Mortgage Trust participants as of September 30, 1984 and the Mortgage Trust was thereupon liquidated.

     The Trust has registered as an investment company under the Investment Company Act of 1940, as amended ("Investment Company Act"), and accordingly is subject to the regulatory authority of the Securities and Exchange Commission (the "SEC"). The Trust has been exempted from certain investor protection provisions of the Investment Company Act.

EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT

     On April 21, 1982 the Trust obtained from the SEC an order under Section 6(c) of the Investment Company Act, exempting the Trust from certain requirements of that Act (SEC Release No. 12387). The following is a brief summary of certain of these exemptions.

NONDIVERSIFICATION

     The Investment Company Act provides that no registered investment company shall change its subclassification from diversified to nondiversified without the shareholders' authorization. Under Section 5(b) of the Investment Company Act, a "diversified company" is:

     A management company which meets the following requirements:
     At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

     A "nondiversified company" means any management company other than a diversified company.

     The Trust will seek to remain as diversified as practicable. Because, however, the mortgages in which it proposes to invest are often offered in large denominations, the Trust may shift from time to time from diversified to nondiversified status. The Trust has obtained an exemption from the requirement of a shareholder vote before shifting its diversification status.

     The terms "diversified" and "non-diversified" as used herein are not intended to describe the geographical locations or concentrations of mortgaged properties represented in the Trust's portfolio. Such properties are spread throughout the United States and it is the Trust's intention to maintain such geographical diversity.
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REDEMPTION RESTRICTIONS

     Section 22(c) of the Investment Company Act and SEC Rule 22c-1 thereunder provide that no registered investment company issuing a redeemable security and no principal underwriter of such company shall sell or redeem any such security except at a price based on the current net asset value of such security that is next computed after receipt of a tender of such security for redemption or of an order to purchase such security. Section 22(e) provides that no registered investment company shall postpone the date of payment upon redemption of a redeemable security in accordance with its terms for more than seven days after the tender of such security for redemption except in certain limited circumstances. The Trust's redemption policies do not conform to these requirements. See "BUYING AND SELLING UNITS IN THE TRUST--Selling or Redeeming Units" in the Prospectus. The Trust has obtained an exemption from generally applicable redemption requirements on the grounds that the interests of its Participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the Trust portfolio of mortgage loans would be unduly burdensome. Effective October 1, 1987, the Board of Trustees authorized investments and redemptions on a monthly basis instead of a quarterly basis.

                INVESTMENT OBJECTIVES, POLICIES AND RISKS

GENERAL

     The Trust is an open-end, non-diversified investment company, commonly called a mutual fund. The Trust's primary investment goal is to generate current income consistent with the preservation of capital, by investing in mortgage-backed securities secured by mortgages or other liens upon real estate and other mortgage-backed obligations, construction and long-term mortgage loans and secured bridge loans ("Mortgage Investments") which carry competitive market yields.

     The Trust concentrates its investments in the real estate industry through investing in securities and other obligations backed by residential and multifamily real estate. For purposes of the Investment Company Act, "concentration" means more than twenty-five percent of asset value in any one industry. At least 70% of the mortgage-backed securities or mortgages which are acquired by the Trust or which back Mortgage Investments acquired by the Trust will be federally insured or guaranteed or will be issued or guaranteed by Fannie Mae or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). The Trust will acquire Mortgage Investments involving new construction or rehabilitation work only if the new construction or rehabilitation work is to be done by union labor. These are fundamental policies and may not be changed without the approval of the holders of a majority of the Trust's outstanding Units.
     Other Mortgage Investments that the Trust is authorized to make are contingent interest mortgage loans, early repayment loans, pass-through and pay-through securities, construction and/or permanent mortgage loans secured by a bank letter of credit, insurance or other guaranty, state and local government-related investments, pre-construction commitments and secured bridge loans, in each case as described below and subject to the restrictions noted below.

     The Trust will acquire only Mortgage Investments with yields competitive with those then generally prevailing on similar investments having comparable terms and conditions, taking into account differences in risk including those resulting from differences in properties, borrowers and loan terms.

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Certain of the Trust's authorized investments are tied to ratings at various levels by one or more nationally recognized statistical rating agencies. A description of the debt rating definitions of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") is set forth in Appendix A. The debt rating categories of other nationally recognized statistical rating agencies are similar to those of S&P. A description of S&P's State Housing Finance Agencies Top Tier Criteria is set forth in Appendix B and a description of S&P's HFA GO Debt and State HFA Issuer Credit Rating Criteria is set forth in Appendix C. Appendix D contains a description of the rating categories used by Thomson Bankwatch, Inc. ("Thomson Bankwatch"). Thomson Bankwatch is a proprietary credit ratings and consulting service.

Please see "Investment Objectives, Principal Strategies and Related Risks" in the Prospectus for a summary of the investment objectives, policies and risks of the Trust.

FEDERALLY INSURED OR GUARANTEED MORTGAGE INVESTMENTS

     The Trust may invest up to 100% of its total assets in Mortgage Investments which are federally insured or guaranteed. Under existing federal housing programs, the federally insured or guaranteed mortgage loans eligible for direct purchase by the Trust are first or second mortgage loans insured by the Department of Housing and Urban Development ("HUD") acting by and through the Federal Housing Administration (the "FHA") to finance the purchase and ownership of completed single-family dwellings and, in some circumstances, the construction or renovation of single-family dwellings, or to provide construction and/or permanent financing for multifamily housing projects and certain health care facilities, including hospitals, intermediate care facilities and nursing homes. FHA-insured single-family mortgage loans typically have a 30 year term. FHA-insured multifamily mortgage loans typically have maturities that range from 10 to 40 years from project completion and commencement of principal repayments. The Trust may also purchase mortgage loans guaranteed by the VA to finance the purchase of single-family dwellings. Obligations of FHA are backed by the General Insurance Fund established pursuant to the National Housing Act of 1934, as amended. Obligations of the VA are backed by the Loan Guaranty Revolving Fund.

     The Trust may also purchase notes or other obligations guaranteed under
Section 108 of the Housing and Community Development Act of 1974, as amended ("Section 108"). Under Section 108, HUD is authorized to guaranty notes or other obligations issued by eligible public entities; the proceeds from the sale of the notes are used by such public entities for eligible community development and economic development activities, including rehabilitation of privately owned or publicly owned housing. The Trust may purchase such notes in cases where the proceeds will be used to finance the construction or rehabilitation of housing, and may invest in mortgage loans for the construction or rehabilitation of housing if such mortgage loans are guaranteed under Section 108. Section 108-guaranteed notes have terms not exceeding 20 years and bear interest rates that are generally slightly higher than rates on Treasury obligations of comparable maturity. Under Section 108, the timely payment of all principal of and interest on the guaranteed note is guaranteed by the full faith and credit of the United States.

     The Trust may also purchase federally guaranteed mortgage-backed certificates. Such certificates are issued by a mortgage banker or other lender and carry the right to receive principal and interest payments related

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to scheduled payments of principal and interest under one or more identified mortgages. Full and timely payment under these mortgage-backed securities is guaranteed by the Government National Mortgage Association ("Ginnie Mae") and backed by the full faith and credit of the United States. These Ginnie Mae securities are readily marketable, generally at publicly quoted prices. Such Ginnie Mae securities bear interest at rates ranging from 0.25% to 0.50% less than the interest rates on the whole loans backing such securities, reflecting the cost of the Ginnie Mae guaranty and servicing of the mortgages in the pool.

FANNIE MAE AND FREDDIE MAC INVESTMENTS

     The Trust may invest up to 100% of its total assets in Fannie Mae and Freddie Mac investments, which consist of (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, including Fannie Mae and Freddie Mac mortgage-backed securities and Freddie Mac participation certificates backed by pooled conventional mortgages and (ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the Trust, rated in one of the two highest categories by at least one nationally recognized statistical rating agency (collectively, "Fannie Mae and Freddie Mac Investments"). The backing referred to in clause (ii) may take the form of Fannie Mae mortgage-backed securities and Freddie Mac participation certificates. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- PASS-THROUGH AND PAY-THROUGH SECURITIES."

     Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations. Neither Fannie Mae mortgage-backed securities nor Freddie Mac participation certificates, nor any other Fannie Mae or Freddie Mac Investments, are federally insured or guaranteed. The mortgages backing any Fannie Mae and Freddie Mac mortgage-related investments in which the Trust invests will meet Fannie Mae or Freddie Mac standards, as applicable, will, when the Trust commits to acquire them, carry competitive market yields and will be secured by real estate, on which any buildings, structures and improvements to be built or rehabilitated will be built or rehabilitated with union labor.

     As a result of a significant decrease in the availability of FHA-insured multifamily mortgage loans, Ginnie Mae-guaranteed securities backed by multifamily mortgage loans, and other multifamily projects, the Trust has, since 1991, increased investments in multifamily and single-family Fannie Mae and Freddie Mac mortgage-backed securities. To date, most of these investments have involved the purchase of these securities in the secondary market and the Trust expects to continue the purchase of these securities in the secondary market. However, the Trust also has created investment production programs to facilitate mortgage loans for union employees and municipal employees and the financing of newly constructed union-built single family homes (including condominiums, cooperatives and one to four family units, where permitted in the secondary market). These programs are also expected to generate new securities in which the Trust may invest. Under one of these programs, the Trust has partnered with Countrywide Home Loans, Inc. ("Countrywide"), the largest independent single family mortgage company in the United States, to promote the production of mortgage loans for union members and municipal employees in selected geographic markets. Countrywide will accept and process mortgage loan applications from eligible borrowers, close the mortgage loans, service the mortgage loans and pool the mortgage loans for the purpose of issuing mortgage-backed securities issued by or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae under their standard single family loan securitization programs. Countrywide will give the Trust the right of first

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refusal to purchase these securities at then-current market prices and yields.
It is anticipated that the Trust will be offered the opportunity to purchase these securities prior to the date the securities are to be issued. The Trust has the right to purchase up to $400 million of these securities annually in 2001, 2002 and 2003. The Trust's target is to purchase approximately $50 million of these securities in 2001. However, because this program is currently being implemented, the actual investment by the Trust this year may differ from the Trust's target.

     In the case of other, single-family investment production programs, the Trust enters into commitments with mortgage banking firms, banks and other financial institutions ("Issuers") to purchase mortgage-backed securities secured by mortgage loans which are either made to union members or municipal employees or to finance the purchase of newly- constructed single-family homes that are union-built and meet certain eligibility criteria. The securities which are purchased by the Trust under these programs are single-family mortgage-backed securities guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae. The securities are generally required to be delivered to the Trust within 60 days after all of the qualified mortgage loans backing a given issue of securities have been closed. The interest rate and discount points for each mortgage loan backing an issue of securities under these programs are typically established under one of two alternate methods. Under the first method, the Trust and each Issuer agree weekly, based on a survey of current market conditions, on an interest rate and discount point schedule which is used to determine the maximum interest rate and maximum discount points on each mortgage loan for which the Issuer issues a loan commitment during the applicable week. Under the second method, the Trust and each Issuer agree to use the interest rates and discount points publicly quoted by the Issuer for the underlying mortgage loans at the time the loan applications for the underlying mortgage loans are accepted as the basis for establishing the price for the related securities. These methods are subject to change if the Trust determines that an alternate method or methods is preferable. Depending upon the terms and conditions of the loan, the Trust will lock the interest rate for a period of time in advance of the loan closing. Typically, mortgage loans to union members and municipal employees for existing housing have lock periods up to sixty days, while the interest rate lock for new construction will be for a period of no more than 18 months. The number of points that the Trust charges for the interest rate lock varies depending upon the length of the lock-in period. The interest rates and discount points may be reduced by the mortgagor prior to the closing of the underlying mortgage loan if market interest rates have declined from the commitment date. The Trust has concluded that the slight reduction in yield on the securities backed by mortgage loans whose interest rates and discount points are reduced in this way is largely offset by savings on transactions fees that would have been incurred in purchasing comparable securities from broker-dealers in the secondary market.

     Most of the single-family Fannie Mae and Freddie Mac mortgage-backed securities purchased by the Trust to date have been backed by fixed rate mortgage loans, although the Trust has the authority to acquire single-family Fannie Mae and Freddie Mac securities which are backed by adjustable rate mortgage loans. The Trust anticipates that if prevailing interest rates for adjustable rate mortgage loans are more favorable to mortgagors than fixed rates, a larger portion of the single-family Fannie Mae and Freddie Mac securities it purchases may be backed by adjustable rate mortgage loans. There are a wide variety of adjustable rate mortgage loans which may be used to back the single-family Fannie Mae and Freddie Mac securities. These range from loans on which the interest rate is adjusted periodically (with

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
adjustments occurring from every 6 months to annually to each 3 or 5 years) based upon a specified market index at the time of each adjustment, to loans which carry a fixed interest rate for a specified period of time (e.g., 3, 5, 7 or 10 years) after which the interest rate on the loan is adjusted annually based on a specified market index. Some types of the adjustable rate mortgage loans which may back single-family Fannie Mae and Freddie Mac securities also have provisions under which they may be converted into fixed rate mortgage loans at the option of the mortgagor at specified times. Under the single-family Fannie Mae and Freddie Mac securities backed by adjustable rate mortgage loans, Fannie Mae or Freddie Mac, as applicable, guaranties the timely payment of interest, based upon the interest rates borne by the underlying mortgage loans, as the same are adjusted from time to time, less applicable servicing and guaranty fees.

CONTINGENT INTEREST MORTGAGE LOANS

     The Trust is authorized to make or invest in federal government-related, Fannie Mae or Freddie Mac contingent interest mortgage loans. A contingent interest mortgage loan of this type is a mortgage loan on a rental project which provides for repayment of principal and base interest at a fixed rate which is insured or guaranteed by the federal government or an agency thereof, or is guaranteed by Fannie Mae or Freddie Mac, and also includes separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project. This additional interest is not insured or guaranteed, and is sometimes referred to as "contingent interest."

     Agreements for such contingent interest mortgage loans would be negotiated on a project-by-project basis. Accordingly, the precise formula for calculating the amount of contingent interest payments would vary depending on several factors, including the projected cash flow from the project, the base interest rate and financial resources of the borrower, and other factors which the Trust deems relevant. Receipt of contingent interest is affected by the amount of appreciation and rental income and expenses of a project. Generally, if there is insufficient cash flow or appreciation, no contingent interest is due or payable.

     Contingent interest mortgage loans generally require the lender or investor to accept a lower base interest rate than it otherwise would have been able to negotiate, in return for the right to receive as additional interest a portion of cash flow and/or proceeds from the sale, refinancing or disposition of the project. The Trust is permitted to make a contingent interest mortgage loan in return for a base interest rate which is up to 2% per annum lower than the rate which it would otherwise be willing to accept (i.e., in the absence of the contingent interest feature). Although all principal and base interest would remain insured by FHA, or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, as the case may be, this structure may result in a reduction of current income (particularly during construction and rent-up) in the hope of greater returns in future years based on the project's economic performance. As noted above, such amounts of contingent interest are neither federally guaranteed or insured nor guaranteed by Fannie Mae or Freddie Mac. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- RISK FACTORS."

EARLY REPAYMENT LOANS

     The Trust also may invest in federally insured or guaranteed mortgages or securities backed thereby and in Fannie Mae and Freddie Mac Investments that

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
include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the mortgage loan after an initial period during which the loan cannot be called. This authorization affords the Trust additional flexibility to make loans of shorter duration. Such loans may be more attractive to borrowers since the rate of interest on shorter term loans may be lower and may be more attractive to the Trust because it involves a commitment of funds for a shorter term.

     In the case of such "early repayment" loans that are federally insured or guaranteed, while all principal and base interest would be insured or guaranteed by FHA or Ginnie Mae, the balloon repayment obligation would not be secured by the mortgaged real property or by any government insurance or guaranty. It is anticipated that such obligation instead would be secured by a security interest in the ownership interests of the principals of the borrower or other security as negotiated by the Trust and the borrower or principals. Since the obligation to repay the loan prior to its stated maturity would not be included in the note and mortgage, the Trust would not be entitled to foreclose on the mortgaged property or obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. The Trust expects that if it is unable to enforce its right to early repayment, it would continue to hold the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which would remain federally insured or guaranteed. In such event, a loss could be incurred because the Trust would have required a higher rate for a mortgage or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to early repayment or "balloon" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac. This is because payment of such loans and securities are guaranteed at the stated maturity date.

PASS-THROUGH AND PAY-THROUGH SECURITIES

     The Trust is also authorized to invest in mortgage-backed pass-through or pay-through securities if the securities are rated in one of the two highest rating categories of a national rating agency, such as S&P or Moody's Investors Service ("Moody's"), and also backed by certain Mortgage Investments in which the Trust is otherwise authorized to invest. A description of S&P's rating categories for long-term debt and short-term debt are attached as Appendix A to this Statement of Additional Information. The rating categories of other nationally recognized statistical rating agencies are similar to those of S&P.

     Mortgage-backed pass-through or pay-through securities are securities which may be issued by privately owned entities or public issuers and secured by mortgages or mortgage-related instruments such as FHA-insured or VA-guaranteed loans, Ginnie Mae securities or securities which are guaranteed by Fannie Mae or Freddie Mac, and provide certain characteristics and features that federally insured loans or guaranteed certificates do not. Although payment of the principal of, and interest on, such mortgage-backed securities may be secured by Ginnie Mae securities, FHA-insured loans, VA-guaranteed loans or securities which are guaranteed by Fannie Mae or Freddie Mac, such mortgage-backed pass-through or pay-through securities represent obligations solely of the issuer and will not themselves be guaranteed or insured by any governmental entity or instrumentality or any other entity.

     Although the Trust will purchase only mortgage-backed pass-through and pay-through securities, as described above, that have been rated in one of the two highest rating categories by a nationally recognized statistical rating

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
agency, there is no assurance that any rating on securities purchased by the Trust will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating agency if, in its judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating would be likely to signify an increase in the risk to the Trust associated with the related securities and would be likely to result in a reduction in the value of the related securities. The Trust is not required to dispose of pass-through or pay through securities the rating for which has been revised below the second highest rating category or withdrawn except to the extent required by certain investment restrictions. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Investment Restrictions."

PRIVATELY COLLATERALIZED MORTGAGE INVESTMENTS; STATE AND LOCAL
GOVERNMENT-RELATED INVESTMENTS

     The Trust is authorized to invest up to 30% of its total assets in the following three categories of investments.

1.     Privately Collateralized Mortgage Investments

     The Trust may invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans or interests in such loans or securities, if the loans are made by a state or local government or an agency or instrumentality thereof, including a state or municipal housing finance agency, or by any other lender acceptable to the Trust and such loans or the securities backed by such loans are fully collateralized or secured in a manner satisfactory to the Trust by: (i) cash placed in trust or in escrow by a state or local government or agency or instrumentality thereof with an independent third party satisfactory to the Trust on terms and conditions satisfactory to the Trust; or (ii) a letter of credit, insurance or other guaranty from a public or private entity satisfactory to the Trust which has a rating (at the time of the Trust's acquisition of the related loan, securities or interests in such loans or securities) which is at least "A" or better from S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust).

     There is no assurance that the rating of the issuer of any letter of credit, insurance or other form of guaranty which collateralizes a construction and/or permanent loan investment acquired by the Trust will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating agency if, in the rating agency's judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating would be likely to signify an increase in the risk to the Trust associated with the related investment and would be likely to result in a reduction in the value of the related obligation. The Trust is not required to dispose of privately collateralized investments if the rating of the issuer of the related letter of credit, insurance or guaranty is downgraded or withdrawn, except to the extent required by certain investment restrictions. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Investment Restrictions." Notwithstanding any of the above, such a downward revision or withdrawal of a rating would not itself have any impact upon the flow of income from the project to the Trust.

     If the issuer of any letter of credit, insurance or other form of guaranty which secures a privately collateralized investment fails or is

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unable to meet its obligations under such letter of credit or other guaranty, the Trust would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS-- RISK FACTORS--Real Estate-Related Risks."

     There is no requirement that any construction and/or permanent investment in this category be rated or ratable. While a rating on an obligation does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating agency, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating agency's internal criteria for the applicable rating. However, the Trust intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history and management expertise of the public or private entity, which guarantees the obligations to be acquired. Unrated investments may also be less liquid than rated investments. However, the Mortgage Investments made under this authority, together with all other Trust investments, would be subject to the SEC requirement which requires that at least 90% of the value of the Trust's assets be invested in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Investment Restrictions.

2.     State and Local Government-Related Obligations

     The Trust may invest in the types of state and local government-related obligations described below.

     (a) Full Faith and Credit. The Trust may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, if such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority, without regard to the credit rating of such entity or the obligations acquired. There is no requirement that obligations acquired under this category be rated or ratable. If the state or local government or agency or instrumentality which provided such guaranty fails or is unable to meet its obligations thereunder, the Trust would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Real Estate-Related Risks."

     (b) "Top Tier" Agencies. The Trust may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, provided that such loans or securities are issued (with or without recourse) or guaranteed, as the case may be, by a state or local housing finance agency designated "top tier" by S&P (or designated comparably by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust, and are (i) with full recourse (directly or by way of guaranty or indemnity) to such agency's general credit and assets, or (ii) secured by recourse to such assets of the agency or by such third party credit enhancement as to provide, in the judgment of management,

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
protection comparable to a pledge of the agency's general credit, or (iii) backed by the "moral obligation" of the state in which such agency is located in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations.

     Although the agency must be rated "top tier" by S&P, there is no requirement that the obligations to be acquired by the Trust be rated or ratable at all, as long as the agency is a top tier agency at the time an obligation is acquired by the Trust. S&P has informally indicated to the Trust that the only relevance a top tier designation would have on the rating of particular obligations issued by such an agency is that S&P would, under certain circumstances, increase the rating of such obligations from the level they would otherwise be entitled to receive by one-half a level within an existing rating category. So, for example, an issue that might otherwise be entitled to an A rating could get an A+ rating if the agency was top tier (or an AA- rating could be raised to an AA rating). However, an A+ rating would not be increased to AA- because it would take the rating into another rating category (that is, from single-A to double-A).

     Before designating a housing agency as top tier, S&P must favorably evaluate a number of criteria, including the agency's general track record, unrestricted fund balances, administrative capabilities, investment policy, internal controls, portfolio quality and the sponsoring state's commitment to housing. A more complete description of the guidelines used by S&P with respect to "top tier" designations is attached to this Statement of Additional Information as Appendix B. There can be no assurance that any such rating of any agency would continue for any given period of time after the Trust acquires such an obligation, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency would signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the Trust has obtained other forms of credit enhancement or has taken other steps to secure its interests in the project. The Trust is not required to dispose of the obligations issued or guaranteed by an agency which loses its top tier rating, except to the extent required by certain investment restrictions. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND
RISKS--RISK FACTORS--Investment Restrictions."

     With respect to any obligation issued or guaranteed by a top tier agency, the Trust expects that it will be secured either by the recourse obligation of the issuer (or its guaranty) or by other collateral security, in addition to having the benefit (directly or indirectly) of a lien on the underlying real estate. Management of the Trust intends to undertake transactions with top tier agencies under the foregoing authority selectively, and only after having made its own independent evaluation and investigation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing the obligations to be acquired. The Trust therefore believes that the direct obligation or other collateral security provided by the top tier issuer will be a significant factor in helping to assure the safety and soundness of the investment to the Trust. If such recourse or other collateral security which the Trust receives in conjunction with an investment issued by a top tier agency proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the Trust (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the projects financed. If the Trust is required to enforce its rights to the underlying real property because its recourse to the issuer or the other collateral security is insufficient, the Trust will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. For a description of these potential risks, See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Real Estate-Related Risks" below.

     (c) Agencies Rated "A" or Higher. The Trust is permitted to invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans, or interests in such loans or securities, provided that such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of the acquisition of the investment by the Trust; and are (i) with full recourse (directly or by way of full indemnity or guaranty) to such agency's general credit and assets or (ii) backed by the "moral obligation" of the state in which such agency is located, in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment. Although a state or local agency which issues or guaranties an obligation to be acquired by the Trust must have a general obligation debt rating of "A" or better, there is no requirement that the obligation itself be rated or ratable. There is no rating requirement for states which provide their "moral obligation" for such obligations.

     As indicated above, the Trust may acquire obligations which are backed by the "moral obligation" of the state in which the agency is located (without regard to the credit rating of such state), in lieu of recourse against the state or local agency. Obligations which are backed by the "moral obligation" of the related state could include loans from the Trust to the agency, securities issued by the agency or loans or participation interests in loans made by the Trust or the agency to the underlying borrower (or securities backed by a loan made by the agency to the borrower). However, these obligations would be secured by the state's "moral obligation," rather than by full recourse against the agency. The state's "moral obligation" could take the form of a commitment to replenish any insufficiencies in the funds pledged to debt service on the investment or a commitment to pay any amounts due on the investment in the event that the revenues from the underlying real property are insufficient to pay all amounts when due. However, the state's "moral obligation" would not be a binding, legal obligation of the state to pay amounts due under the obligations acquired by the Trust and could not be enforced against the state or its general credit and assets.

     Before rating a housing agency's general obligation debt as "A" or better, S&P has indicated that it must favorably evaluate a number of criteria, including the state's economic base, the agency's legislative mandate and the sponsoring state's commitment to housing programs, the operating performance and management of the agency and earnings quality and financial strength of the agency. A description of the general obligation rating criteria used by S&P is attached to this Statement of Additional Information as Appendix C. As of April, 2001, the following state and municipal housing finance agencies had a general obligation rating of "A" or better from S&P: Alaska, Arkansas, California, Colorado, Florida, Illinois, Kentucky, Massachusetts, Michigan, Minnesota, Missouri, Nebraska, Nevada, New Jersey, New Mexico, New York City, Pennsylvania, Rhode Island, Utah, Virginia, West Virginia and Wisconsin.
                                     11
There can be no assurance that the general debt obligation rating of an agency of "A" or better would continue for any given period of time after the Trust acquires an obligation issued or guaranteed by that agency, or that the rating would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency would signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the Trust has obtained other forms of credit enhancement for the investment. The Trust would not be required to dispose of the obligations issued or guaranteed by an agency which loses its general obligation rating of "A" or better, except to the extent required by certain investment restrictions. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Investment Restrictions."

     Although the agency which issues or guaranties an obligation in which the Trust invests must have a rating of "A" or better on its general debt obligations, there is no requirement that the obligation itself be rated or ratable. While a rating on an obligation does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating agency, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating agency's internal criteria for the applicable rating. However, the Trust intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing or guaranteeing the obligations to be acquired. Unrated investments may also be less liquid than rated investments. However, the Mortgage Investments made under this authority, together with all other Trust investments, would be subject to the SEC requirement which requires that at least 90% of the value of the Trust's assets be invested in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value.

     The Trust believes that the direct recourse provided by the agency involved in these investments or the "moral obligation" of the related state will be a significant factor in helping to assure the safety and soundness of the investments to the Trust. However, if such recourse proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the Trust (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the project financed. If the Trust is required to enforce its rights to the underlying real property because its recourse against the issuer is insufficient, the Trust will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS-- Real Estate-Related Risks."

     (d) State Insurance Funds/Programs. The Trust may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, if at least the first 75% of such loan or securities is supported under a state insurance or guaranty program by a state-related agency with a record of creditworthiness, as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency, of at least "A-" by S&P, Fitch Investors Services Inc. ("Fitch"), or Duff & Phelps Inc. ("Duff & Phelps") or at least

"A3" by Moody's at the time of the acquisition of such investment by the Trust. There can be no assurance that any such rating would continue for any given period of time after the insurance or guaranty is issued, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating would signify an increase in the risk to the Trust associated with the related investments and would be likely to result in a reduction in the value of the related obligations. The Trust is not required to dispose of these investments if the rating of an agency or the obligations issued or guaranteed by such agency is downgraded or withdrawn, except to the extent required by certain investment restrictions. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS-- Investment Restrictions."

     There is no requirement that obligations acquired under this category be rated or ratable.

     If the state-related agency providing the guaranty for obligations acquired under this investment authority failed or is unable to meet its obligations thereunder, or if the guaranty was insufficient to cover all losses in the event of a default on a construction or permanent loan in which the Trust invests or which backs securities or interests in which the Trust invests, the Trust would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Real Estate-Related Risks."

     (e) State and Local Government Encouraged Projects Meeting Specified Underwriting Criteria. The Trust is permitted to invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, that have evidence of support by a state or local government or an agency or instrumentality thereof, provided that the total principal amount of the investments in this category outstanding from time to time may not exceed 4% of the value of all of the Trust's assets and that all of the following criteria are satisfied: (i) the loan-to-value ratio of the project may not exceed 60%, the "value" for such purposes to be determined on the basis of an independent appraisal by a licensed appraiser acceptable to the Trust, except that a loan-to-value ratio of up to 75% is permitted if (A) mortgage insurance in an amount that will cover all losses down to a 60% loan-to-value level has been provided by a mortgage insurance provider rated at least "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) or (B) another form of guaranty or credit support of the Trust's investment which will cover all losses down to a 60% loan-to-value level is provided by a guarantor rated A or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust; or (C) the project receives the benefit of low income housing tax credits pursuant to section 42 of the Internal Revenue Code of 1986, as amended (the "IRC") in accordance with the standards adopted by the Executive Committee; (ii) the state or local government or agency or instrumentality thereof or a foundation exempt from federal income tax under Section 501(c) of the IRC must make or facilitate a financial contribution in the project within guidelines adopted by the Executive Committee of the Trust, such financial contribution to be in the form of subordinate financing, an interest rate write-down, a donation of land, an award of tax credits, grants or other financial subsidy, a form of insurance or guaranty or some other similar contribution within guidelines adopted by the Executive Committee of the Trust; (iii) the development and ownership team of the project must have a demonstrably successful record of developing or managing low-income housing projects, in accordance with guidelines developed by the Trust; (iv) the underwriter and servicer of the mortgage loan for the project must have been approved by the Trust; and (v) the minimum debt service coverage for the project must be at least 1.15, based upon projections of future income and expenses satisfactory to the Trust. There is no requirement that the obligations acquired by the Trust under this category be rated or ratable.

     The investments in this category are subject to real-estate related risks which could have a material adverse effect on the value and performance of the obligations. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Real Estate-Related Risks."

3.     Secured Bridge Loans

     The Trust is permitted to invest up to 5% of all the Trust's assets in secured bridge loans ("Secured Bridge Loans"), as part of the privately collateralized mortgage investments and state and local government-related obligations in which it may invest up to 30% of its total assets.

     Secured Bridge Loans are loans related to single-family or multifamily housing developments which are eligible to receive and have allocations or other rights to receive Low Income Housing Tax Credits ("LIHTCs") under IRC
Section 42. Borrowers on LIHTC projects are eligible to receive tax credits which may be used dollar-for-dollar to offset federal taxes otherwise due, subject to certain limitations. Sponsors of LIHTC projects frequently sell ownership interests in their projects to investors who want to receive the benefits of the LIHTCs. The LIHTCs are available to owners in proportion to their ownership interests in the development and are provided in substantially equal annual amounts to owners of the development over a ten year period, generally commencing in the year in which the units of each building are available for occupancy. Investors generally agree to pay for their ownership interests in the development (and, consequently, the LIHTCs) in installments over the construction, rent-up and later periods, as negotiated on a case by case basis.

     The investor generally makes an initial payment upon admission to the ownership entity and pays subsequent installments as various events are achieved, such as lien free completion of construction and achievement of stabilized occupancy for an agreed period of time (usually three to six consecutive months of occupancy at a specified debt service coverage level). Payment obligations are generally evidenced by notes or contractual agreements.

     Development sponsors generally need the proceeds of the sale of LIHTCs at or before the time construction commences to make up the difference between the construction financing and other sources of funds available and the total development cost of the development. Accordingly, it is customary for sponsors to obtain bridge loan financing at or prior to the closing on the construction loan financing to close this gap; the bridge loan financing is to be repaid from the payments due from the LIHTC investors as the development is constructed and reaches the achievement levels required by the LIHTC investors. Unlike other construction financing, Secured Bridge Loans of the type in which the Trust is permitted to invest are not usually secured by the underlying development. Instead, such Secured Bridge Loans are secured, as described below, primarily by the general credit of the issuer or guarantor and, to a lesser extent, by the LIHTC investors' ownership interests in the development owner.

     The Trust intends to make Secured Bridge Loans in a way which it believes will minimize the Trust's risks on such loans. The Trust proposes to limit such loans to loans which on the date of the Trust's acquisition or making of the loan are:

     (a) issued or guaranteed by a state or local housing finance agency designated as "Top Tier" by S&P (or a comparable rating by another nationally recognized statistical rating agent, as determined by the Executive Committee of the Trust) with full recourse to the assets and credit of such agency (or in lieu of such full recourse, secured by such third party credit enhancement which, in the judgment of management of the Trust, provides security comparable to full recourse to the assets and credit of such agency, or

     (b) issued (with recourse) or guaranteed by a state or local agency which has a long term credit rating of "A" or above by S&P (or a comparable rating by another nationally recognized rating agency approved by the Trust's Executive Committee) for a Secured Bridge Loan with a term of longer than 12 months and at the rating level of A-1 or better by S&P (or a comparable rating by another nationally recognized rating agency approved by the Trust's Executive Committee) for a Secured Bridge Loan with a term of less than 12 months;

     (c) issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized rating agency approved by the Trust's Executive Committee) or fully collateralized by obligations issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized rating agency approved by the Trust's Executive Committee); or

     (d) fully collateralized by a letter of credit or other guaranty by a bank or other financial entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized rating agency approved by the Trust's Executive Committee) or a bank with a Thompson Bankwatch, Inc. rating of "B" or better. A description of Thompson Bankwatch, Inc. rating categories is included as Appendix D to this Statement of Additional Information.

     The Trust will invest in Secured Bridge Loans only in cases where the Trust is otherwise committed to invest in the development's construction and/or permanent mortgage loan, except in cases where the development's permanent loan is expected to have an original principal amount which is less than $1 million or is anticipated to be financed primarily on a tax-exempt basis, in which event the Trust may make the Secured Bridge Loan even if the Trust is not committed to make the construction or permanent loan.

     The credit enhancement mechanisms set forth above may be structured to provide either an assurance that all scheduled payments under the Secured Bridge Loans will be made when due or an assurance only of the ultimate repayment of all amounts due under such loan at maturity or after foreclosure or other liquidation.

     There is no requirement that the Secured Bridge Loan itself be rated or ratable.
                                      15
The Secured Bridge Loan will be paid down in a manner approved by the Trust as capital contributions are made by the LIHTC investors, although not all of the proceeds of investor payments will be required to reduce the Trust's loan if the Trust so approves.

     Unlike most other assets in which the Trust invests, Secured Bridge Loans may not be secured by mortgages on real property, are not directly related to payments on first-lien mortgage loans, and are not necessarily insured or guaranteed by the federal government or an entity such as Fannie Mae or Freddie Mac. However, as described above, Secured Bridge Loans will be guaranteed or credit-enhanced by state housing finance agencies, letter-of-credit providers or other mechanisms which are of the same credit quality as those which provide credit enhancement for the privately collateralized mortgage investments and state and local government-related investments in which the Trust may invest up to 30% of its total assets.

     The borrower's obligation to make principal and interest payments on a Secured Bridge Loan will not be contingent on the borrower's receipt of investor payments. However, the development owner may depend on investor payments to obtain the funds with which to make payments on a Secured Bridge Loan. Payments to the development owner from its investors in turn may be dependent on certain factors relating to completion, rent-up, other matters relating to the LIHTC and otherwise. The Trust expects, however, that its investments will be made on the basis of the credit of the guarantor or issuer as described in (a) through (c) above, and to a lesser extent by the LIHTC investors' ownership interests in the development owner. The Trust's investment criteria have been designed to enhance the likelihood that the Trust will invest only in credit-worthy Secured Bridge Loans. The Trust also believes that any additional risk associated with bridge loans, as compared to the Trust's other authorized investments, will be offset by the higher interest rates payable on Secured Bridge Loans.

     Presently, the Trust is limited to investing at least 90% of its assets in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value. Secured Bridge Loans may not be liquid investments. The authority to invest in Secured Bridge Loans will not increase the 10% limit on illiquid assets, but it may result in an increase in the proportion of illiquid investments in the Trust's portfolio.

     In evaluating investments in all categories of state and local government-related obligations described above, the Trust staff will consider, among other factors: (i) the experience, past performance, credit rating, competence and managerial and marketing ability of prospective project developers; (ii) the geographic area; (iii) the location, construction quality, condition and design of the project; (iv) the projected loan-to-appraised value ratio and underlying assumptions on which such projections are based; (v) the current and projected cash flow; (vi) the potential for capital appreciation; (vii) the occupancy, supply of and demand for properties of similar type in the vicinity; (viii) the prospects for liquidity through sale, financing or refinancing of the project; and (ix) such other factors as become relevant in the course of the evaluation process. In evaluating such underwriting criteria, the Trust may retain consultants to assist them in evaluating state and local government investment opportunities. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RETENTION OF TECHNICAL CONSULTANTS."

     In determining whether to invest in a state or local government-related mortgage loan or security, the Trust is not limited to investments which have a rating or which have been rated in any particular category by a nationally recognized statistical rating organization. Although a rating provides no assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating agency, ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis satisfy the rating agency's internal criteria for the respective rating. The Trust will seek to minimize the risk of loss in this connection by investing only in instruments satisfying other criteria, as outlined above.

     The Trust believes that the foregoing state and local government-related investments provide the Trust with considerable flexibility in creating investment opportunities for the Trust. In addition to the issues outlined above, the investments can involve certain risks not present with other authorized investments. Without requirements for ratings or access to taxing power, the credit determinations with respect to the proposed state and local government-related investments could be more difficult to make, and their credit quality could be lower than that of other investments the Trust is permitted to make. The state and local government-related investments may also be less liquid than most other investments authorized for the Trust. However, the state and local government-related investments, together with all other Trust investments, would be subject to the SEC's requirement that at least 90% of the value of the Trust's assets be invested in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND
RISKS--RISK FACTORS--Redemption." To the extent that state and local government-related investments are not rated or may not be readily traded in existing markets, the valuation of these are likely to be less precise than those of the Trust's other investments.

MORTGAGE INVESTMENTS SUPPORTED BY MORE THAN ONE FORM OF CREDIT ENHANCEMENT

     The Trust may also invest in construction and/or permanent loans or securities or obligations backed by construction and/or permanent loans or interests in such loans, securities and obligations which are supported by any combination of two or more of the types of credit enhancement which must support Mortgage Investments in which the Trust is otherwise authorized to invest, as described above, as long as all of the principal component of such loans, or securities or obligations backed by such loans or interests therein are fully collateralized by one or more of such types of credit enhancement. The multiple forms of credit enhancement may be combined either concurrently or sequentially.

PRE-CONSTRUCTION COMMITMENTS

The Trust may enter into pre-construction commitments to provide long-term financing upon satisfactory completion of a specified project. Such commitments, commonly known as permanent financing or take-out commitments, are often a precondition to the ability of a developer to obtain a construction loan. The Trust may receive good-faith deposits for such permanent financing commitments, but such deposits are not expected to be a major source of Trust income. In contrast to a company hoping to earn a standby commitment fee without investment, the Trust will make permanent financing commitments with the purpose and ability to acquire the Mortgage Investment.

     Because complete funding of construction and long-term mortgage loans requires up to three years after making a financing commitment, the Trust estimates the amount of funds it expects to have available for investment from principal payments and prepayments on existing Mortgage Investments, dividend reinvestment and sales of additional Units to new or existing Participants. Loan commitments are made after considering reasonable projections of available funds. At times, the Trust's short-term cash balances may be less than its outstanding financing commitments. This commitment policy reduces the amount of assets the Trust would otherwise invest in lower yielding, short-term investments. The Trust maintains highly liquid government securities in a segregated account which, in addition to short-term liquid assets, and amounts projected to be available, is at least equal to outstanding financing commitments. If, however, a substantial amount of the funds projected to be available are not in fact received, the Trust would either borrow funds pursuant to lines of credit previously established with commercial banks (in accordance with applicable asset coverage requirements) or sell long-term assets to raise the cash necessary to fund the financing commitments.

FORWARD COMMITMENTS

     The majority of the Trust's investments are made pursuant to forward commitments, in which the Trust agrees to purchase investments in or backed by mortgage loans that have not yet been originated. This type of transaction requires the Trust to commit funds for future purchases of such investments at rates which are set at the time of the commitment. With respect to multifamily mortgage loans, the Trust sets fixed rates for future delivery. With respect to single-family mortgage loans, the Trust generally sets either
(i) a fixed rate or (ii) a maximum rate that may be adjusted by the mortgagor prior to the closing of the mortgage loan if market interest rates decline.

     In the event market interest rates decline, it may be difficult for the Trust to get delivery of the single-family and multifamily mortgage loans that back the Trust's investments. The Trust generally imposes penalties (generally 1/2 to 4 points) where delivery on a forward commitment is not fulfilled. Where obtainable, the Trust also includes mandatory-delivery clauses in its forward commitments on certain obligations secured by mortgages on multifamily projects. Notwithstanding such penalties and clauses referred to above, there is no guaranty that the obligations committed to will be delivered to the Trust.

TEMPORARY INVESTMENTS

     The Trust will invest funds temporarily in liquid assets until they can be placed in Mortgage Investments meeting Trust investment objectives. Such liquid assets are limited by the Declaration of Trust to: United States Treasury issues; federal agency issues; government sponsored entities; commercial bank time certificates of deposit and savings bank deposits in banks insured by the Federal Deposit Insurance Corporation (through the Bank Insurance Fund); savings and loan association deposits insured by the Federal Deposit Insurance Corporation (through the Savings Association Insurance
Fund); bankers acceptances (drafts or bills of exchange accepted by a bank or trust company that guaranties payment thereof); commercial paper rated as category A-1 or P-1 by S&P or Moody's; collateral loans and warehousing agreements (temporary assignments of mortgage notes or mortgage-backed securities) secured by mortgages on FHA-insured or VA-guaranteed single-family homes or FHA-insured multifamily projects; and interests (including repurchase agreements, that is, purchase of securities accompanied by an agreement to resell the securities at a later date) in United States Government securities pledged by a bank or other borrower to secure short-term loans from the Trust.

                                      18
The Trust also may invest funds temporarily in registered investment companies investing predominantly in United States Treasury issues or federal agency issues. Investments in other registered investment companies are restricted as follows:

     (1) Such securities acquired by the Trust shall not exceed 3% of the total outstanding voting stock of any investment company;

     (2) The total value of such securities acquired by the Trust in any one investment company shall not exceed 5% of the Trust's total assets; and

     (3) The total value of such securities acquired by the Trust in all investment companies shall not exceed 10% of the Trust's total assets.

RETENTION OF TECHNICAL CONSULTANTS

     The majority of the construction and long-term mortgage loans and mortgage-backed securities in which the Trust invests have been underwritten to meet the requirements of HUD, Fannie Mae or Freddie Mac, or have been underwritten by state or local housing finance authorities based on specified qualifying loan to value standards. In evaluating certain investments, however, the Trust may retain consultants to provide site inspections, appraisal reviews, environmental analyses, property management reviews and such other statistical and factual information as the Trust may deem useful to its evaluation and investment decision-making. Such consultants would provide such analysis on a case-by-case basis and only with respect to occasional transactions in specific proposals. It is anticipated that any such consultants would be compensated either on an hourly basis or for a set fee for evaluating each specific proposal.

OTHER POLICIES

     If it is feasible and profitable, the Trust may directly service some of the long-term loans in which it invests. Generally, however, the Mortgage Investments in which the Trust proposes to invest, whether or not they are originated by the Trust, will ordinarily be serviced by mortgage banks or other mortgage servicing institutions, such as savings and loan institutions or commercial banks, located throughout the United States. Such institutions are generally compensated for their services at rates that vary from one-twentieth to three-quarters of one percent (0.05%-0.75%) per annum, calculated monthly, on the then current outstanding principal balance in the case of long-term first mortgage loans, and at rates of 0.125% per annum or more of the total loan commitment in the case of construction loans.

     The Trust is empowered to invest in Mortgage Investments backed by projects anywhere in the United States. The Trust will invest only in Mortgage Investments which provide yields competitive with those then generally prevailing in the market taking into consideration all factors relevant to an appropriate evaluation of risk and return and the overall objectives of the Trust. Among Mortgage Investments of comparable yield, the Trust will, if possible, invest in projects in geographic areas in which Participants or their members are located.

     As a risk mitigation strategy, the Trust will from time to time buy or sell Mortgage Investments in order to prevent fluctuations in the weighted average maturity of its portfolio, to manage the duration of the portfolio or
to maintain a desirable level of portfolio diversification.   Moreover, the
Trust remains free to dispose of Mortgage Investments at any time to meet

                                   19

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objectives of the Trust, generally on the basis of changed circumstances or market conditions. The short-term liquid assets in which the Trust may temporarily invest are subject to a very high turnover rate. Fees associated with the purchase, sale or redemption of such liquid assets are nominal. See "INVESTMENT ADVISER."

INVESTMENT RESTRICTIONS

     The Trust operates under the following restrictions and policies relating to investment of its assets and activities.
     The Trust will not:

     (1) concentrate its investments in any industry except the real estate industry as set forth above;

     (2) permit less than 70% of the mortgages and mortgage-backed securities acquired by the Trust or backing Mortgage Investments acquired by the Trust to be federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac with respect to the payment of principal and interest; or

     (3) originate or purchase any Mortgage Investment secured by a project involving new construction or rehabilitation unless the buildings, structures or other improvements to be built on the real estate subject to such mortgage will be built or rehabilitated by union labor.

     The foregoing policies are fundamental to the Trust and may not be changed without the approval of the holders of a majority of the Trust's outstanding Units.

     In addition, the Trust will not:

     (1) issue senior securities, except in accordance with clause (9) below;

     (2) purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of transactions);

     (3)     sell any securities short;

     (4)     write put and call options;

     (5) underwrite the securities of other issuers except that the Trust may resell to other financing institutions all or a portion of the Mortgage Investments acquired by the Trust in transactions exempt from registration under the Securities Act of 1933, as amended;

     (6) purchase or sell real estate (other than real estate mortgage loans and construction loans) except for real estate acquired through the foreclosure of mortgage loans and construction loans held by the Trust;

     (7)     purchase or sell commodities or commodities futures contracts;

     (8)     lend any assets of the Trust except as set forth above;

     (9) borrow money from banks unless immediately after such borrowing there is an asset coverage of at least 300% of all borrowings of the Trust. Not more than fifty percent of the value of the Trust's assets will be used as

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security for such borrowings.  This borrowing provision is not for investment leverage, but primarily to facilitate management of the portfolio by enabling the Trust to meet redemption requests and to make advances on construction loans securing Mortgage Investments and to meet outstanding Trust commitment obligations (and, on occasion, to make income distributions) when available Trust cash is insufficient for such purposes and the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid by the Trust on borrowed funds will decrease the amount of Trust assets available for investment;

     (10) invest in commodities, commodity contracts, oil, gas or other mineral leases, or arbitrage transactions; or

     (11) invest more than 10% of the value of the Trust's assets in Mortgage Investments that are not readily marketable and convertible into cash within 120 days without a discount from their market value.

     One effect of the restriction described in clause (11) above is to prohibit the Trust from investing more than ten percent of the value of its assets in investments that do not satisfy the liquidity requirement even though they may otherwise be permitted under the Trust's Declaration of Trust.

RISK FACTORS

     The primary risks in investing in Units of the Trust are summarized in the Prospectus under the caption "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS--PRINCIPAL INVESTMENT RISKS." The following section contains a fuller discussion of the risks associated with investing in Units of the Trust.

RELIANCE ON MANAGEMENT -- UNSPECIFIED INVESTMENTS

The Trustees and officers of the Trust will invest the Trust's assets as deemed prudent by the Trustees and officers. Investors in the Trust will not have any specific information with which to evaluate future Mortgage Investments of the Trust in advance of the Trust's investment or commitment to invest. There can be no assurance that the Trust will be successful in acquiring Mortgage Investments that meet the investment objectives and policies of the Trust.

FLUCTUATING INTEREST RATES

     The market value of the Trust Mortgage Investments and the resulting net asset value of the Trust portfolio will fluctuate with short-term changes in interest rates. Generally, when market interest rates rise, the net asset value of the Trust will decline; Participants who redeem Units in such circumstances will suffer the resulting loss in value of Trust assets. Conversely, in certain periods of declining interest rates, Mortgage Investments held by the Trust will increase in market value but may be prepaid by the various borrowers or other obligors so that anticipated yields on such investments may not be realized.

     Scheduled payments of principal and any prepayments will be reinvested at prevailing interest rates, which may be less than the rate of interest for the Mortgage Investments on which such payments are made. In addition, to the extent the Trust purchases Mortgage Investments at a premium (i.e., an amount in excess of the principal amount of the asset purchased), partial prepayments of principal would reduce the yield to the Trust and, in the event of complete

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
prepayment, the Trust would be unable to recover or recoup the premium.

REDEMPTION

     The Trust will from time to time buy or sell Mortgage Investments in order to prevent fluctuations in the weighted average maturity of its portfolio, to manage the duration of the portfolio or to maintain a desirable level of portfolio diversification. Although registered investment companies generally must value their assets and accept redemption requests daily, the Trust is permitted to value its assets and accept redemption requests no more often than quarterly, by virtue of an exemptive order received from the SEC. The Trust's Board of Trustees has implemented monthly valuations of the Trust's assets, which enables the Trust to redeem Units on a monthly, rather than quarterly, basis. Consistent with the Trust's exemptive order and its redemption procedures (see "REDEMPTION OF UNITS"), the Trust will invest at least 90% of the value of its assets in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value (see "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- INVESTMENT RESTRICTIONS"). It is possible, however, due to changes in interest rates, the performance of specific properties, or general economic conditions occurring after the close of business at the end of each calendar month (hereinafter "Valuation Date") preceding a request for redemption -- for the market value of an investment at the time of its liquidation to be less than its market value as of the monthly Valuation Date preceding a request for redemption.

Most of the Trust's assets could be disposed of in a time frame sufficient to meet monthly redemptions. In the event the Trust were to receive redemption requests with respect to a particular monthly Valuation Date in an amount that exceeds the amount of assets that the Trust could liquidate at market value prior to the applicable redemption date, the Trust would not be able to satisfy such redemption requests without liquidating certain of its assets at a discount from their market value. If such circumstances were to occur, the Trust would be unable to satisfy at least some of the redemption requests on a timely basis because the Trust would not liquidate assets at a discount from their market value. Therefore, in anticipating the availability of funds based on a redemption of Units, investors should be prepared for the possibility of a delay in the satisfaction of a monthly redemption request. Such a delay would not, however, extend more than 120 days beyond the monthly Valuation Date following the Trust's receipt of the redemption request (except to the extent it were necessary to liquidate that portion (up to 10%) of the Trust's portfolio not required to be invested in assets that are readily marketable and convertible into cash within one hundred twenty days without a discount from their market value). Redemption is the only means available to the holder of a Unit wishing to liquidate its interest in the Trust, as the Units may not be transferred, assigned, pledged or otherwise encumbered. The Trust has never failed to satisfy any redemption request on a timely basis.

     Limited Resale Market for Certain Types of Mortgage Investments. If for any reason the Trust were required to sell Mortgage Investments quickly, it may, on occasion, be able to dispose of them only at a discount from their market value. These constraints relate principally to Mortgage Investments that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac or which are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. Under the Trust's Declaration of Trust, such Mortgage Investments may not exceed more than 30% of the Trust's portfolio. Moreover, to the extent such Mortgage Investments are considered illiquid for purposes

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
of the Investment Company Act (see "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- INVESTMENT RESTRICTIONS"), they will be treated as such by the Trust.

     Mortgage Investments which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac are very liquid and an active secondary market for such investments exists. Prices for these investments are often publicly quoted. There is no similar secondary market for Mortgage Investments which are not federally insured or guaranteed or which are not issued or guaranteed by Fannie Mae or Freddie Mac or which are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. A number of factors constrain the marketability of long-term Mortgage Investments that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac or are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. These include the fact that many of these investments are structured in a "one-off," rather than standardized, manner because they are tailored to the specific needs of the project to be financed. Since these investments are tailored in such a fashion, published quotes do not exist and potential purchasers must be contacted individually. Administrative loan servicing requirements and costs and other factors restrict the resale market for single-family mortgage loans to some extent. The large denominations of Mortgage Investments for multifamily projects and health care facilities restrict the number of buyers interested in them. In the case of any long-term Mortgage Investment, the market is apt to be more limited than for Mortgage Investments of shorter maturity. Required liquidation of long-term Mortgage Investments in an unfavorable market could result in significant losses from face value.

     The market for construction period Mortgage Investments is affected by the uncertainties inherent in building construction. If a Mortgage Investment is sold during the construction period, the purchaser customarily will seek assurances as to the status of construction, the nature of the permanent financing commitment and other matters relating to the underlying project. These and other factors may cause delays in the event a decision is made to sell construction period Mortgage Investments.

INFLATION

     Loans and other Mortgage Investments in which the Trust invests generally do not include any provision giving the lender or issuer the right to require repayment of principal in advance of maturity except in the case of default. The rate of inflation in the national economy may from time to time be such that prevailing interest rates exceed the rates earned on the Mortgage Investments in the Trust's portfolio. Such circumstances could diminish the value of the Trust's assets, although continued sales of Units will tend to mitigate such diminution.

DEFAULTS ON LOANS

     Defaults on loans can occur for a variety of reasons, including those described below under the caption "INVESTMENT OBJECTIVES, POLICIES AND RISKS-RISK FACTORS -- Real Estate-Related Risks." The Trust may experience certain losses in the event of default on the loans which directly or indirectly back the Trust's Mortgage Investments. This is true even for federally insured or guaranteed loans. Losses on federally insured or guaranteed loans can occur as a result of: (i) the requirement in some cases that the holder of a mortgage loan in default generally pay an assignment fee of 1% when receiving

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
an insurance settlement; (ii) the requirement in some cases that the holder of the mortgage loan obtain title to the property, through foreclosure or otherwise, in order to obtain an insurance settlement; (iii) the fact that federal agencies can, in some cases, settle insurance obligations by payment in debentures rather than in cash; (iv) possible offsets of insurance proceeds against amounts held by the Trust or mortgage banker; (v) loss of certain interest payments upon default that are not covered by certain FHA insurance programs; (vi) costs of foreclosure and related costs; (vii) errors or omissions by the mortgage banker which result in a reduction in the insurance proceeds and (viii) other reasons.

     For VA-guaranteed loans not included in Ginnie Mae pools, it is possible that the amount of the loss will exceed VA's maximum loss exposure under its guaranty. If this were to occur, the Trust would bear the portion of the loss not covered by VA's guaranty.

     The Trust may invest in certain loans or securities which, in addition to principal and base interest insured or guaranteed by FHA, VA or Ginnie Mae, or guaranteed by Fannie Mae or Freddie Mac, include separate uninsured
obligations.   These investments may consist of (i) federal
government-related, Fannie Mae and Freddie Mac contingent interest mortgage loans which include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project (the contingent interest) and (ii) mortgage loans that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the insured mortgage loan. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS B CONTINGENT INTEREST LOANS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- EARLY REPAYMENT LOANS."

     Contingent interest obligations in excess of principal and base interest are not secured by the mortgage loan, by any government insurance or guaranty or by any obligation or guaranty of Fannie Mae or Freddie Mac. Moreover, in the event of a default under the mortgage loan which results in a claim under the federal government's insurance or guaranty, or against Fannie Mae or Freddie Mac's obligation or guaranty, the right to receive the contingent interest would either be assigned to the federal government agency, Fannie Mae or Freddie Mac, as the case may be, or would terminate. In addition, the obligation of the principals of a project owner to pay contingent interest is generally not a personal obligation of such parties. There can be no assurance that any project owner or principals thereof will have sufficient financial resources to pay any contingent interest that may be due. The Trust expects that it will attempt to secure a contingent interest obligation by obtaining, where possible, a subordinate mortgage and/or a security interest in the ownership interest of the principals of the borrower or other security.

     State usury laws establish restrictions, in certain circumstances, on the maximum rate of interest that may be charged and impose penalties on the making of usurious loans, including monetary penalties, forfeiture of interest and unenforceability of the debt. Although the Trust does not intend to make or invest in mortgage loans charging contingent interest rates in excess of those permitted by law, there is a risk that interest on contingent interest mortgage loans could be found to exceed legal limits as a result of uncertainties in determining the maximum legal rate of interest in certain jurisdictions, especially with respect to contingent interest. To address this risk, in circumstances where the Trust invests in contingent interest mortgage loans, the Trust intends to obtain (i) an opinion of counsel from the jurisdiction in which the mortgaged property is located stating that, in the

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
opinion of counsel, the rate of contingent interest does not and will not exceed the maximum rate of interest allowed by law and/or (ii) a special endorsement to the title insurance policy, in jurisdictions where obtainable, insuring the Trust against penalties that may arise from the charging of interest in excess of the maximum rate of interest allowed by law.

     If the Trust obtains a subordinate mortgage or other security to secure the payment of contingent interest, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the Trust with respect to any payments due, because rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the first priority lien holder. However, in the majority of these cases, the Trust will be the holder or beneficiary of the first priority lien.

     The Trust's ability to collect contingent interest in excess of insured base interest will be dependent also on the economic performance of the project and will be subject to the risks inherent in investing in real estate. The economic performance of a project may be affected by a number of factors, including occupancy levels, defaults by tenants in the payment of rent, increases in project operating expenses and acts of God, such as earthquakes and floods.

     With respect to federally insured or guaranteed mortgage loans that include a right to require the borrower to repay the indebtedness prior to the regular maturity date of a mortgage loan, the balloon repayment obligation would not be secured by the federally insured note or mortgage or by any government insurance or guaranty. It is anticipated instead that such obligation would be secured by a security interest in the ownership interests of the principals of the borrower or other security, including, where obtainable, a subordinate mortgage. Because the obligation to repay the loan prior to its stated maturity would not be included in the federally insured or guaranteed note and mortgage, the Trust would not be entitled to obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. If the Trust has obtained a subordinate mortgage to secure the early repayment of the mortgage loan, the Trust would be able, subject to compliance with certain conditions, to foreclose on the mortgaged property, and obtain title (either directly or through an agent or nominee) to the underlying real property subject to the federally insured first mortgage. However, even if the Trust obtains a subordinate mortgage or other security, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the Trust with respect to the early repayment of the loan, because the rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the holder of the first mortgage. The Trust expects that if it is unable to enforce its right to early repayment, it would continue to hold its interests in the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which mortgage loan or securities would remain federally insured or guaranteed. In such event, a loss could be incurred because the Trust would have required a higher rate for an investment in a mortgage loan or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to "balloon" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac, because payments on such loans and securities are guaranteed at the stated maturity date.

     In addition, not all loans or mortgage-related assets in which the Trust may invest are federally insured or guaranteed or guaranteed by Fannie Mae or

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
Freddie Mac; Mortgage Investments which are not so insured or guaranteed will be subject to all the risks inherent in investing in real estate. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- RISK FACTORS--Real
Estate-Related Risks."

DEFAULTS ON SECURED BRIDGE LOANS

     If the issuer of any letter of credit or other form of guaranty which secures a Secured Bridge Loan fails or is unable to meet its obligations under such letter of credit or other guaranty, the Trust would be subject to the risk that LIHTC investors may not make required payments on their obligations to the development owner as scheduled and also to certain real estate risks relating to the underlying development. LIHTC investors may not make the payments for reasons relating to the performance of the development, i.e., because the agreed upon circumstances under which the payments would become due do not occur. In addition, however, the LIHTC investors may not make the payments as a result of changes in the financial capacity of the LIHTC investors themselves. In the event that the LIHTC investors do not make required payments, the Trust may be required to enforce the obligations of the LIHTC investors under their notes or other payment agreements with the development owner. Enforcement actions may include foreclosing upon or otherwise acquiring the defaulting LIHTC investors' ownership interests. As the owner of such interests in the development owner, the Trust would be subject to the real estate risks that any development owner would face. Certain of these risks are described below under the caption "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- RISK FACTORS -- Real Estate-Related Risks."

RATINGS

     There can be no assurance that a rating that exists when a Trust investment is made will continue for any given period of time, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in the rating or withdrawal of the rating would signify an increase in the risk of default on the related Mortgage Investment and would be likely to result in a reduction in the value of the investment.

LACK OF DIVERSIFICATION

     The Investment Company Act defines a "diversified company" as an investment company that maintains at least seventy-five percent of the value of its total assets in, among other investments, securities of any one issuer limited to an amount not greater in value than 5% of the value of the company's total assets. In this connection, the Declaration of Trust does not specify the proportion of the Trust's assets that may be committed to a Single Mortgage Investment or Mortgage Investments issued, insured or guaranteed by any firm or entity. The Trust plans to follow a policy of investing no more than 15% of the value of its total assets in any single Mortgage Investment as of the time of investment. Given the foregoing definition of a diversified company, the Trust's ability to invest up to 15% of its total assets in a single Mortgage Investment under this policy may from time to time result in the Trust's investment portfolio shifting from nondiversified to diversified and back again, without prior investor approval. This shift is contrary to
Section 13(a)(1) of the Investment Company Act, absent prior security holder approval. However, the Trust has obtained from the SEC an exemption from this requirement insofar as the exemption might be necessary for the Trust to conduct its investment practices as described above. To the extent the Trust operates as a nondiversified company, the risk of loss on its investment portfolio will be increased. See, "EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT" in this Statement of Additional Information.

     The terms "diversified" and "nondiversified" as used herein are not intended to describe the geographical locations or concentrations of properties backing the Mortgage Investments in the Trust's portfolio. Such properties are spread throughout the United States and it is the Trust's intention to maintain such geographical diversity.

INVESTMENT RESTRICTIONS

     Because of certain legal restrictions, the Trust may not invest more than 10% of the value of the Trust's assets in securities or investments that are not readily marketable and convertible into cash within 120 days without a discount from their market value. As of December 31, 2000, 2% of the Trust's assets were in this category. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- INVESTMENT RESTRICTIONS." Circumstances may arise where the aggregate of such restricted investments held by the Trust temporarily exceeds the 10% limitation. For example, the rating of the issuer of a letter of credit, insurance policy or guaranty related to a privately collateralized investment held by the Trust, or the rating of a state agency guaranteeing obligations held by the Trust, may be downgraded or withdrawn, which could in turn result in the investments being not readily marketable or not convertible into cash within 120 days without a discount from their market value. To the extent that the total amount of such securities or investments exceeds 10% of the value of the Trust's assets, such securities or investments must be liquidated by the Trust even if the market requires that they be liquidated at a price that reflects a substantial discount from their market value.

REAL ESTATE-RELATED RISKS

     Most of the Trust's Mortgage Investments are (i) federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac or (ii) backed by securities, obligations or loans which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac. In addition, almost all of the Trust's other Mortgage Investments will have some form of credit enhancement to protect against losses in the event of a default. However, to the extent that a Mortgage Investment does not have credit enhancement or if a private entity or a state or local government entity which provides credit enhancement for a Mortgage Investment fails to meet its obligations under the credit enhancement in the event of a default under the underlying mortgage loan, the Trust would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Investment. Some of these risks are described below.

CONSTRUCTION RISKS

     The construction period is an extremely risky phase of any project development for a variety of reasons. For example, it is sometimes difficult accurately to estimate prior to the commencement of construction the total costs of construction and related carrying costs that will be required in order to complete a project and to pay operating expenses, leasing costs and debt service until the project reaches sustaining occupancy. In addition, the construction period may be subject to unforeseeable delays and difficulties which may adversely affect the project and the related construction loan.

     The total development costs of a project and its scheduled completion date are subject to change as construction and operation of a project progresses. During all stages of development and construction, a developer is subject to extensive environmental, building, land use, zoning and other statutes and regulations administered by various federal, state, county and local authorities. Such statutory and regulatory requirements (and any changes in such requirements during construction) may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans. For example, changes in environmental or other laws may impose or increase restrictions on the use or operation of a project, may increase certain expenses of a project or may necessitate potentially expensive changes in the physical configuration of the property. Changes in federal tax laws may make investment in real estate less attractive economically and thereby adversely affect real estate values.

     Other factors that may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans include, without limitation, cost increases or shortages in, or the unavailability when needed of, materials, labor and/or services, construction or labor disputes, delays in construction caused by adverse weather, casualty and other factors, poor management, delays, unanticipated costs and difficulties in obtaining lease-up of a project and other unforeseen occurrences. Such cost overruns and delays may adversely affect the developer's ability to complete the construction of a project, as well as the economic viability of a project.

     Although the project and the sponsor will be carefully reviewed and underwritten, there is no assurance that a borrower will have the resources available to fund the total construction and marketing costs of a project or will be able to secure secondary or alternative financing of cost overruns or unanticipated costs. In the event that construction loan proceeds and other funds available to a borrower are insufficient to pay all such costs, the project may not reach completion, satisfy any requirements for permanent financing and/or reach sustaining occupancy, in which event the borrower is unlikely to be able to repay the loan.

     There is no assurance that a borrower will be able to complete the construction or lease-up of a project as required. Delays may result from a variety of causes, including, without limitation, the factors discussed above, despite the developer's contractual obligations as to completion and lease-up. Any failure to complete the construction or lease-up of a project on schedule and in accordance with development plans may result in loss of rental income, loss of permanent financing (if the Trust is providing only construction financing) or other financial assistance for the project.

     Market conditions also may change between the time at which a commitment is issued or the construction loan is made and the completion of a project, rendering the project economically unfeasible or anticipated rents unattainable. In the event that any of the foregoing or other difficulties occur during the construction period, a borrower may not repay all amounts advanced under or with respect to a construction loan on a timely basis.

RISKS AFFECTING THE OPERATION OF PROJECTS AND REPAYMENT OF PERMANENT LOANS

     A borrower's ability to make required payments on any mortgage loan after the completion of construction of a project will be affected by a variety of factors. These include, but are not limited to, the achievement and maintenance of a sufficient level of occupancy, sound management of the project, timely receipt of rental income, increases in rents to cover increases in operating expenses (including taxes, utility rates and maintenance costs), and the costs of required repairs resulting from reasonable wear and tear and casualties and changes in applicable laws and governmental regulations. In addition, the continued feasibility of a project may depend in part upon general and local economic factors, the supply and demand for rental housing in the area in which the project is located, competition from other rental housing projects, rent controls and profit controls. There are no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of a project and the debt service on the related mortgage loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related mortgage loan is likely to occur.

ENVIRONMENTAL AND LITIGATION RISKS

Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain states, will have priority over prior recorded liens, including the lien of a mortgage. In addition, under federal environmental law and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale may be liable for the costs of cleaning up a contaminated site. Such costs could be substantial. The imposition of such costs on a project owner may adversely affect such owner's ability to pay the debt service on a mortgage loan. It is unclear whether such costs would be imposed on a secured lender such as the Trust or any secured lender acting on behalf of the Trust in the event that the secured lender did not actually acquire title to the project. In the event that title to a project securing a mortgage loan was acquired by the Trust or any lender acting on behalf of the Trust and cleanup costs were incurred in respect of the project (or such cleanup costs were imposed upon the Trust as a secured lender or any secured lender acting on behalf of the Trust even if the Trust or such other lender did not acquire title to the project), the Trust could realize a loss.

     Any project owner may be vulnerable to potential litigation arising from public or private disputes about the conduct of its business or the operation of its project. A project owner may become involved in disputes or litigation, during construction or in the course of continuing operations, as to violations of federal, state or local laws, property tax valuations and assessments, rent or profit controls, the terms of lease agreements with tenants or any other contract or agreement as to which it is a party or will become a party in the course of its business operations. Litigation arising from such disputes could be resolved adversely to the project owner and the existence of such a dispute or an unfavorable resolution of such a dispute could adversely affect the ability of a project owner to pay the debt service on its mortgage loan.

FORECLOSURE RISKS

     In cases in which the Trust invests directly in mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located. Foreclosure of a deed of trust may be accomplished in certain jurisdictions by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Foreclosure of a mortgage generally is accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants. The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings. Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a "cramdown" by a bankruptcy court. Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up and selling expenses may be less than the Trust's investment.

     In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

                        MANAGEMENT OF THE TRUST

     Under the terms of the Trust's Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. Between meetings of the full Board, the Executive Committee of the Trust acts for the Board in managing the Trust's affairs. The Executive Committee is composed of the Trust's Chairman, Richard Ravitch (Chairman of the Executive Committee), Union Trustee John J. Sweeney and Management Trustee Tony Stanley (Vice Chairman of the Executive Committee). The Executive Committee has all the authority of the Board of Trustees when the Board is not in session, except to the extent that such authority is limited by law. The Executive Committee also serves as Nominating Committee with authority to identify potential new members of the Board of Trustees.

     The current Trustees and officers of the Trust and their principal occupations are as follows:


                           Position with         Principal Occupation(s)
Name, Address, and Age     Housing Trust         During Past 5 Years
----------------------     ---------------       ------------------------
Richard Ravitch            Chairman              Principal, Ravitch, Rice
610 Fifth Avenue                                 & Co. LLC; formerly President
Suite 420                                        and Chief Executive Officer,
New York, NY 10020                               Player Relations Committee
Age 67                                           of Major League Baseball;
                                                 formerly Chairman, Aquarius
                                                 Management Corporation
                                                 (limited profit housing
                                                 project management); formerly
                                                 Chairman and Chief Executive
                                                 Officer, Bowery Savings Bank

                                    30
                      Position with         Principal Occupation(s)
Name, Address, and Age     Housing Trust         During Past 5 Years
----------------------     ---------------       ------------------------
Linda Chavez-Thompson     Union Trustee          Executive Vice President,
815 16th Street, N.W.                            AFL-CIO; formerly, Inter-
Washington, D.C.  20006                          national Vice President,
Age 56                                           American Federation of State,
                                                 County and Municipal
                                                 Employees

John J. Flynn             Union Trustee          President, International
815 15th Street, N.W.                            Union of Bricklayers & Allied
Washington, D.C.  20006                          Craftsworkers (BAC); formerly
Age 66                                           President and Secretary-
                                                 Treasurer, BAC Local 1
                                                 Missouri

Francis X. Hanley         Union Trustee          General President (formerly
1125 17th Street, N.W.                           General Secretary-Treasurer)
Washington, D.C. 20036                           International Union of
Age 70                                           Operating Engineers

Frank Hurt                Union Trustee          President, Bakery,
10401 Connecticut Avenue                         Confectionery & Tobacco
Kensington, MD  20895                            Workers and Grain Millers
Age 62                                           International Union

Martin J. Maddaloni       Union Trustee          President, United Association
901 Massachusetts Avenue, N.W.                   of Journeyman and Apprentices
Washington, D.C. 20001                           of the Plumbing And
Age 61                                           Pipefitting Industry of the
                                                 United States and Canada
                                                 (UA); formerly,
                                                 International Vice President,
                                                 UA District 2; formerly,
                                                 International Representative,
                                                 UA; formerly, Special
                                                 Representative, UA

Michael E. Monroe          Union Trustee         General President,
1750 New York Ave., N.W.                         International Union of
Washington, D.C.  20006                          Painters and Allied Trades
Age 50                                           (IUPAT); formerly, General
                                                 Vice President, IUPAT

Terence M. O'Sullivan       Union Trustee        General President, Laborers'
905 16th Street, N.W.                            International Union of North
Washington, D.C.  20006                          North America (LIUNA);
Age 45                                           formerly, Vice President,
                                                 Mid-Atlantic Regional Manager
                                                 and Assistant to the General
                                                 President, LIUNA

Andrew Stern              Union Trustee          President, Service Employees
1313 L Street, N.W.                              International Union
Washington, D.C. 20005
Age 50
                                     31
                      Position with         Principal Occupation(s)
Name, Address, and Age     Housing Trust         During Past 5 Years
----------------------     ---------------       ------------------------
Edward C. Sullivan        Union Trustee          President, Building and
815 16th Street, N.W.                            Construction Trades
Washington, D.C.  20006                          Department,AFL-CIO; formerly,
Age 57                                           General President,
                                                 International Union of
                                                 Elevator Constructors

John J. Sweeney           Union Trustee          President, AFL-CIO;
815 16th Street, N.W.                            formerly, International
Washington, D.C.  20006                          President, Service
Age 66                                           Employees International
                                                 Union

Richard L. Trumka         Union Trustee          Secretary-Treasurer,
815 16th Street, N.W.                            AFL-CIO; formerly
Washington, D.C. 20006                           President, United Mine
Age 51                                           Workers of America


John E. Cullerton         Management Trustee     Chairman, Central Pension
55 West Van Buren Street                         Fund of the International
Chicago, Illinois 60605                          Union of Operating Engineers
Age 86                                           and Consultant to the Hotel
                                                 Employees and Restaurant
                                                 Employees International
                                                 Union; formerly, Fund Advisor
                                                 to Trustees for the Hotel
                                                 Employees and Restaurant
                                                 Employees International Union
                                                 Health, Welfare and Pension
                                                 Funds

Alfred J. Fleischer        Management Trustee    Chairman, Fleischer Company;
5725 Manchester Avenue                           formerly, Chairman,
St. Louis, MO  63110                             Fleischer-Seeger Construction
Age 80                                           Corporation; St. Louis, MO
                                                 formerly, a Director of the
                                                 National Corporation for
                                                 Housing Partnerships of
                                                 Washington, D.C.

Walter Kardy               Management Trustee    President, Specialty
9500 Barroll Lane                                Contractor's Management, Inc.
Kensington, MD  20895
Age 73

George Latimer             Management Trustee    Distinguished Visiting
1600 Grand Avenue                                Professor of Urban Studies;
St. Paul, MN  55105                              Macalster College; formerly,
Age 65                                           Chief Executive Officer,
                                                 National Equity Fund (a tax
                                                 credit investment company);
                                                 formerly, Director, Special
                                                 Actions Office, HUD
                                     33
                      Position with         Principal Occupation(s)
Name, Address, and Age     Housing Trust         During Past 5 Years
----------------------     ---------------       ------------------------
Marlyn J. Spear            Management Trustee    Chief Investment Officer,
500 Elm Grove Road                               Milwaukee and Vicinity
Room 300                                         Building Trades United
Elm Grove, WI 53122-0530                         Pension Trust Fund; formerly,
Age 47                                           Investment Coordinator


Tony Stanley               Management Trustee    Executive Vice President and
25250 Rockside Road                              Director, TransCon Builders,
Cleveland, OH 44146                              Inc. (building construction)
Age 67

Patricia F. Wiegert        Management Trustee    Retirement Administrator,
1355 Willow Way                                  Contra Costa County
Suite 221                                        Employees' Retirement
Concord, CA  94520                               Association
Age 54

Stephen F. Coyle           Chief Executive       Formerly, Director of the
1717 K Street, N.W.        Officer               Boston Redevelopment
Suite 707                                        Authority
Washington, D.C.  20036
Age 55

Michael M. Arnold          Executive Vice       Formerly, Director of Investor
1717 K Street, N.W.        President -          Relations, AFL-CIO Housing
Suite 707                  Marketing            Investment Trust
Washington, D.C.  20036
Age 61

Eileen Fitzgerald          Chief Investment      Formerly, Acting Adminis-
1717 K Street, N.W.        Officer - Single      trator and Associate Admin-
Suite 707                  Family Finance        istrator of the Rural Housing
Washington, D.C.  20036                          Service at the US Department
Age 38                                           of Agriculture

Helen R. Kanovsky          Executive Vice        Formerly, Chief of Staff
1717 K Street, N.W.        President -           for U.S. Senator John F.
Suite 707                  Finance and           Kerry; formerly, General
Washington, D.C.  20036    Administration        Counsel, AFL-CIO Housing
Age 50                                           Investment Trust

David Keto                 General Counsel       Formerly, Director - New
1717 K Street, N.W.        President -           Program Development, AFL-
Suite 707                  Finance and           CIO Housing Investment Trust;
Washington, D.C.  20036    Administration        Vice President for Planning,
Age 50                                           New England Aquarium;
                                                 formerly, Under-Secretary,
                                                 Executive Office of Economic
                                                 Affairs for Massachusetts

                                       34
                      Position with         Principal Occupation(s)
Name, Address, and Age     Housing Trust         During Past 5 Years
----------------------     ---------------       ------------------------
Erica Khatchadourian       Controller            Formerly, Acting Director
1717 K Street, N.W.        President -           of Finance, Chief of Staff,
Suite 707                  Finance and           and Director of Operations,
Washington, D.C.  20036    Administration        AFL-CIO Housing Investment
Age 34                                           Trust

Patton H. Roark, Jr.       Executive Vice        Executive Vice President-
1717 K Street, NW          President - Invest-   Investments and Portfolio
Suite 707                  ments; and            Manager, AFL-CIO Housing
Washington, D.C.  20036    Portfolio Manager     Investment Trust
Age 34

     None of the Trustees meets the definition of "interested trustee" as set forth in the Investment Company Act of 1940.

     Union Trustees Hurt, Monroe, O'Sullivan and Sweeney and Management Trustees Stanley and Wiegert are "Class III" Trustees whose terms expire at the 2001 Annual Meeting of Participants. Union Trustees Chavez-Thompson, Hanley, Stern and Trumka and Management Trustees Kardy and Latimer are "Class I" Trustees, whose terms expire at the 2002 Annual Meeting of Participants. Union Trustees Flynn, Maddaloni, and Sullivan and Management Trustees Cullerton, Fleischer and Spear are "Class II" Trustees whose terms expire at the 2003 Annual Meeting of Participants. Trustee Ravitch is the Chairman (a non-classified trustee) with a one-year term expiring at the 2001 Annual Meeting of Participants.

     Stephen Coyle, age 55, has served as Chief Executive Officer of the Trust since 1992. Mr. Coyle served as Director of the Boston Redevelopment Authority from July 1984 to January 1992. Prior to that, he served as Chief Executive Officer of John Carl Warnecke & Associates in San Francisco, a national firm for architecture and urban design. From 1977 through 1980, Mr. Coyle served the Federal Government in Washington, D.C. as Deputy Under Secretary of the United States Department of Health and Human Services and Executive Assistant to the Secretary of the United States Department of Housing and Urban Development. Mr. Coyle earned his Bachelor's degree from Brandeis University, his Master's degree from the Harvard Kennedy School of Government, and a law degree from Stanford Law School.

     Michael M. Arnold, age 61, has served as Executive Vice President Marketing, Investor and Labor Relations of the Trust since January, 2001. Prior to that Mr. Arnold served as Executive Vice President - Marketing of the Trust from April, 1999 to December, 2000. Mr. Arnold joined the Trust in April 1985 as Director of Investor Relations after being employed by the AFL-CIO Human Resources Development Institute (HRDI) since 1969. During his tenure with HRDI, he held the positions of area representative, regional director, assistant director and executive director. As executive director during the six years prior to being employed by the Trust, he was responsible for overall administration and fiscal affairs and the general supervision of staff located at the national office in Washington, D.C. and in field offices in 59 major metropolitan areas of the country. During this period, Mr. Arnold worked extensively with officers and staff of international, state and local labor organizations. In 1967-68, Mr. Arnold was manpower coordinator and labor liaison officer with the Dallas Community Action Agency. He is a 43-year member and former local union officer of the International Union of Bricklayers and Allied Craftsworkers, and is also a licensed real estate
broker.                              35
Helen R. Kanovsky, age 50, has served as Executive Vice President -
Finance and Administration of the Trust since August 1999. Ms. Kanovsky previously served as the General Counsel of the Trust from 1995 until 1998, and re-joined the Trust in August, 1999 after being employed as Chief of Staff for U.S. Senator John F. Kerry in 1998-99. Prior to joining the Trust, Ms. Kanovsky served as Executive Vice President and General Counsel of GE Capital Asset Management Corporation and its predecessor company, Skyline Financial Services Corporation from 1986-1994. She was in private law practice as a partner with Leff & Mason from 1984-1986, and a partner and associate with Dickstein, Shapiro and Morin from 1981-84 and 1976-79. From 1979-81, Ms. Kanovsky served in the federal government as a Special Assistant to the Secretary of Health, Education and Welfare, as Associate Executive Secretary to the Department of Health & Human Services, and as a Special Assistant to the Secretary of Housing and Urban Development. Ms. Kanovsky earned her Bachelor's degree from Cornell University and her Juris Doctor degree from Harvard Law School.

     Patton H. Roark, Jr., age 34, has served as Executive Vice President Investments since January, 2001 and as Portfolio Manager of the Trust since December 1997. Mr. Roark joined the Trust in 1993 as Assistant Portfolio Manager. Prior to joining the Trust, Mr. Roark was a Senior Auditor, who specialized in mortgage finance and securitization for Price Waterhouse, an international accounting firm, from 1990 to 1993. From 1989 to 1990, Mr. Roark was an internal auditor with the Inspector General's office of the Office of Personnel Management. Mr. Roark is a Chartered Financial Analyst, Certified Public Accountant and Certified Internal Auditor, and earned his Bachelors of Science degree in accounting from Shepherd College.

     Eileen Fitzgerald, age 38, joined the Trust in March 2000, as Director of Single Family Finance and has served as Chief Investment Officer - Single
Family Finance since January, 2001.   Prior to joining the Trust, from
December 1994 to March 2000, Ms. Fitzgerald served as Acting Administrator, Associate Administrator and Executive Assistant to the Administrator of the Rural Housing Service (RHS), the successor to the Farmers Home Administration, at the Department of Agriculture. At RHS, Ms. Fitzgerald directed and managed all programs and initiated several new partnerships, including the Rural Home Loan Partnership, a program that brings together local lenders, RHS and nonprofit organizations to provide home ownership opportunities, and which grew to 175 partnerships in 5 years. She also oversaw the development and implementation of the Centralized Servicing Center in St. Louis that centralized the servicing of an $18 billion, 600,000 plus single-family loan portfolio from 1200 decentralized offices. Prior to joining RHS, from October 1991 to July 1994, Ms. Fitzgerald worked with the Virginia Center on Rural Developments and from August 1989 to October 1991, she served both the Governor and the Secretary of Housing and Community Development in Maryland. Ms. Fitzgerald was also a Senior Financial Analyst for a New York real estate syndication firm from January 1985 to August 1987. Ms. Fitzgerald earned her Bachelors of Science degree in Finance and Economics from Fordham University and her Masters in Public Affairs from the Woodrow Wilson School of Public and International Affairs at Princeton University.

     David Keto, age 45, has served as the General Counsel of the Trust since January, 2001. Mr. Keto joined the Trust in January 2000 as Director - New Program Development. Prior to joining the Trust, from February 1992 to February 1997, Mr. Keto served in several positions at the Executive Office of Economic Affairs for Massachusetts, including General Counsel and Undersecretary, where he led the development of the state's economic recovery
                                     36
strategy in the early 1990's. He also served as Vice President for Planning at the New England Aquarium from February 1997 to November 1999, with capital planning responsibilities for its $120 million expansion master plan. Mr. Keto also served as Special Counsel to the Boston Redevelopment Authority from 1989 to 1992. Prior to his work with the Boston Redevelopment Authority, Mr. Keto was in private practice as a real estate lawyer at the law firm of Goulston & Storrs in Boston.

     Erica Khatchadourian, age 34, has served as Controller of the Trust since January, 2001. Ms. Khatchadourian joined the Trust in 1993 as the Budget Manager and in 1996 she was named the Director of Operations. Ms. Khatchadourian was subsequently appointed Chief of Staff in 1997 until named the Acting Director of Finance in April 2000. She has extensive experience in general and personnel management, policy development, and accounting for financial transactions, and is currently responsible for managing the accounting, budget, information systems, human resource and administrative functions of the Trust. Prior to joining the Trust, Ms. Khatchadourian was a Senior Consultant with Price Waterhouse from 1989 to 1993, where she participated in audits and consulting engagements with the Federal Housing Administration, the Government National Mortgage Association, and the Department of Housing and Urban Development. Ms. Khatchadourian earned her Bachelor of Accountancy from The George Washington University, and she is a Certified Public Accountant through the Commonwealth of Pennsylvania.

     Mr. Arnold, Ms. Fitzgerald, Ms. Kanovsky, Mr. Keto, Ms. Khatchadourian and Mr. Roark and their staff are responsible, under the supervision of the Chief Executive Officer, for the day-to-day administration and operation of the Trust, including the selection of mortgage and other investments (with the exception of certain short-term assets -- see "Investment Adviser") and communication with existing and potential investors.

     The following table sets forth the aggregate remuneration, including any deferred, which was paid during 2000 to each executive officer of the Trust and to all executive officers and Trustees of the Trust as a group*:

                                   37
                              PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   DIRECTORS<F3>
POSITION            ($)            EXPENSES ($)     <F2>($)      ($)
------------------------------------------------------------------------------
Stephen Coyle <F4>
 Chief Executive                                   Cannot be
 Officer               $195,043       $91,686      determined   Not applicable

Michael M. Arnold<F5>
 Executive Vice
 President,
 Marketing, Investor
 and Labor Relations   $131,652       $21,712         ---       Not applicable
-----------------------
*The following individuals, each of whom was appointed an executive officer of the Trust as of January, 2001, were not executive officers of the Trust in 2000: Eileen Fitzgerald, Chief Investment Officer - Single Family Finance; David Keto, General Counsel; and Erica Khatchadourian, Controller.
<F1> Compensation figures represent 100% of each executive officer's compensation for time devoted to Trust matters. Approximately 25% of Mr. Coyle's time, 38% of Mr. Arnold's time, 42% of Ms. Kanovsky's time, 0% of Mr. Roark's time and 0% of Mr. Thompson's time was devoted to matters relating to the AFL-CIO Building Investment Trust ("BIT"). Pursaunt to his employment agreement, Mr. Coyle received direct compensation from BIT Corporation (now known as Investment Trust Corporation) in addition to the amount set forth above.
<F2> The estimated annual benefits payable upon retirement to the executive officers of the Trust, other than Mr. Coyle who does participate in the Retirement Plan, are determined primarily by average final compensation and years of service. Mr. Thompson withdrew from the Retirement Plan in 2000.
See "THE RETIREMENT PLAN".
<F3> Includes compensation from the Trust and all other registered 1940 Act companies that have a common investment advisor with the Trust, or an investment advisor that is an affiliated person of the Trust's investment advisor.
<F4>  Aggregate Compensation includes $9,100 of deferred compensation in 2000 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of Trust Fund Expenses includes $1,500 of matching funds accrued under the 401(k) Plan and $93,001 of deferred compensation in lieu of participation in the Retirement Plan. The total amount deferred by Mr. Coyle through December 31, 2000 in lieu of participation in the Retirement Plan, including interest, is $508,728 and the total amount deferred under the 401(k) Plan through December 31, 2000, including interest and Trust matching, is $44,033.
<F5>  Aggregate Compensation includes $10,000 of deferred compensation in 1999 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Arnold's behalf. Pension or Retirement Benefits as Part of Trust Fund Expenses includes $1,450 of matching funds accrued under the 401(k) Plan and $24,803 contributed to the Retirement Plan in 1999. The total amount deferred by Mr. Arnold as of December 31, 1999 under the 401(k) Plan, including interest and Trust matching, is $437,117.

                                     38
                              PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   DIRECTORS<F3>
POSITION            ($)            EXPENSES ($)     <F2>($)      ($)
------------------------------------------------------------------------------
Helen R. Kanovsky<F6>
 Executive Vice
 President   Finance
 and Administration    $103,076        $19,350        ---       Not applicable

Patton H. Roark,
 Jr.<F7>
 Executive Vice
 President
 Investments and
 Portfolio Manager     $143,745       $16,946         ---       Not applicable

Harry Thompson
  Former Controller
 (resigned effective
  April, 2000)         $61,504        $6,178          ---       Not applicable

Richard Ravitch,
  Chairman             $10,000        0             0           $10,000

Linda Chavez-
 Thompson,
 Union Trustee          0             0             0             0

John J. Flynn
 Union Trustee          0             0             0             0

Francis X. Hanley,
 Union Trustee          0             0             0             0

Edwin D. Hill
 Union Trustee          0             0             0             0
-----------------------
<F6>  Aggregate Compensation includes $10,500 of deferred compensation in 2000 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits as Part of Trust Fund Expenses includes $1,500 of matching funds accrued under the 401(k) Plan and $18,480 contributed to the Retirement Plan in 2000. The total amount deferred by Ms. Kanovsky as of December 31, 2000 under the 401(k) Plan, including interest and Trust matching, is $8,061.

<F7> Aggregate Compensation includes $4,420 of deferred compensation in 2000 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Roark's behalf. Pension or Retirement Benefits as Part of Trust Fund Expenses includes $1,500 of matching funds accrued under the 401(k) Plan and $15,446 contributed to the Retirement Plan in 2000. The total amount deferred by Mr. Roark as of December 31, 2000 under the 401(k) Plan, including interest and Trust matching, is $27,789. Mr. Roark served as Portfolio Manager of the Trust in 2000, and was also appointed Executive Vice President - Investments in January, 2001.
                                     39
                              PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   DIRECTORS<F3>
POSITION            ($)            EXPENSES ($)     <F2>($)      ($)
------------------------------------------------------------------------------
Frank Hurt,
 Union Trustee          0             0             0             0

Martin J. Maddaloni,
 Union Trustee          0             0             0             0

Michael E. Monroe,
 Union Trustee          0             0             0             0

Terence M. O'Sullivan
 Union Trustee          0             0             0             0

Andrew Stern,
 Union Trustee          0             0             0             0

Edward C. Sullivan
 Union Trustee          0             0             0             0

John Sweeney,
 Union Trustee          0             0             0             0

Richard Trumka,
 Union Trustee          0             0             0             0

John Cullerton,
 Management Trustee     0             0             0             0

Terrence R. Duvernay,
 Management Trustee     0             0             0             0

Alfred J. Fleischer,
 Management Trustee    $2,000         0             0            $2,000

Walter Kardy,
 Management Trustee     0             0             0             0

George Latimer,
 Management Trustee    $2,000         0             0            $2,000

                                      40
                              PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   DIRECTORS<F3>
POSITION            ($)            EXPENSES ($)     <F2>($)      ($)
------------------------------------------------------------------------------
Marlyn J. Spear,
 Management Trustee    $1,000         0             0            $1,000

Tony Stanley,
 Management Trustee    $3,000         0             0            $3,000

Patricia F. Wiegert,
 Management Trustee     0             0             0             0

All Directors and
 Officers as a Group*
 (26 persons)          $676,121      $159,887      $162,326      $18,000

*In addition, the Trust has an additional 36 employees who received compensation in excess of $60,000 from the Trust during 2000.

     Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer, effective as of October 1, 1990.
Also, effective October 1, 1990, the Trust adopted the 401(k) Plan described below for all of its employees including its Chief Executive Officer (and subsequent Chief Executive Officers).

THE RETIREMENT PLAN

     Under the Retirement Plan, contributions are based on an eligible employee's base salary. In general, rates are determined actuarially every other year. The Retirement Plan was funded by employer contributions at rates of approximately 12.2% of eligible employees' base salaries during the twelve months ended December 31, 2000. During 2000, the annual base salaries of Mr. Arnold, Ms. Kanovsky, Mr. Roark and Mr. Thompson were $173,819, $151,473, $127,320 and $130,645, respectively.

                                     41
The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

     The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00 percent of the average of their highest three years' earnings ("Final Average Salary") for each year of credited service up to 25 years, and 0.5 percent of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least five years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

     An eligible employee can also receive full benefits after reaching age 55, if his or her age plus his or her years of service equals 80 or more. It is also possible for an employee who meets the combination of 80 requirement to retire after age 50, but in such event benefits would be reduced 4 percent for each year or portion thereof that the employee is less than 55 years old.

     Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof, Mr. Arnold, Ms. Kanovsky, Mr. Roark, Ms. Fitzgerald, Mr. Keto, Ms. Khatchadourian and have approximately 17, 4, 8, 1, 1 and 8 credited years of service, respectively, under the Retirement Plan.

                              Years of Service
                              ----------------
     Final
Average Salary<F8>      15<F9>       20<F9>      25<F9>     30<F10>  35<F10>
-------------------     ------       ------      ------     -------  -------

$ 100,000              $ 45,000     $ 60,000     $ 75,000  $ 77,500  $ 40,000
  150,000                67,500       90,000      112,500   116,250   120,000
  170,000                76,500      102,000      127,500   131,750   136,000

-------------------
<F8>   The Internal Revenue Code limits the permissable benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including, but not limited to, the employee's years of service, level of compensation, and actual year of retirement.
<F9>   3.00 percent per year up to 25 years.
<F10>  0.5 percent per year over 25 years.

THE 401(K) PLAN

     Under the 401(k) Plan, an eligible employee may agree with the Trust to set aside up to 15 percent of his or her total compensation, up to a maximum of $10,500 in 2001. In 2001, the Trust will match dollar-for-dollar the first $1,550 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien.

     When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income (less the employee's allocated share of expenses) earned on these contributions.

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees and the need to prevent eviction from, or foreclosure of the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning the April 1 of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65.

     A participating employee may borrow from his or her account subject to certain prescribed limitations.

     The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2000 to the executive officers listed in the Compensation Table above, and the amounts deferred and accrued pursuant to the

401(k) Plan for the accounts of such individuals during 2000, the distribution or unconditional vesting of which are not subject to future events.*

                        Amount Paid or         Amount          Employer
 Name of Individual      Distributed ($)     Deferred ($)     Matching ($)
 ------------------     ----------------    --------------    ------------
  Stephen Coyle             $0                $ 9,100          $1,500
  Michael M. Arnold         $0                $10,500          $1,500
  Helen R. Kanovsky         $0                $10,500          $1,500
  Patton H. Roark, Jr.      $0                $ 4,420          $1,500
  Harry W. Thompson         $141,074**        $ 2,925          $1,500
                           -------------      ----------       --------
All executive officers
as a group (6 persons)      $141,074          $37,445          $7,500
                           =============      ==========       ========

CODE OF ETHICS

     The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Investment Adviser has adopted a Code of Ethics (the "Codes"). The Codes apply to the personal trading activities of "access persons" (generally, persons that have access to the Trust's investment program). They require that Access Persons report their securities holdings and transactions to the Trust or the Investment Adviser, as applicable, and that such persons obtain pre-clearance from the Trust or the Investment Adviser, as applicable, for certain transactions. They permit Access Persons to invest in securities, including, under certain circumstances, securities that may be purchased or held by the Trust. The Codes are included as exhibits to this registration statement and have been filed with the SEC.

-----------------------
* The following individuals, each of whom was appointed an executive officer of the Trust as of January, 2001, were not executive officers of the Trust in 2000: Eileen Fitzgerald, Chief Investment Officer - Single Family Finance; David Keto, General Counsel; and Erica Khatchadourian, Controller.
** Amount represents the rollover of Mr. Thompson's account balance to another qualified plan.


                                       44
                  PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth the beneficial ownership information as of March 31, 2001 with respect to each Labor Organization and Eligible Pension Plan (as those terms are defined in the Trust's Declaration of Trust) known to the Trust to be the beneficial owner of more than 5 percent (that is more than 115,792.7799 Units) of the Trust's 2,315,855.5973 outstanding Units of Participation. Because only Labor Organizations and Eligible Pension Plans are eligible to own Units of Participation in the Trust, no Units of Participation are owned by any Trustee or officer of the Trust individually. The beneficial owner set forth below is also the record owner of the Units specified.


Name and Address                       Number of Units     Percent of Class
--------------------------             ----------------    ----------------
Central Pension Fund of the
International Union of
Operating Engineers
415 Chesapeake Street, N.W.
Washington, D.C.  20016                119,194.5781 Units          5.15%


                                INVESTMENT ADVISER

     The Trust's only independent investment advisor is Wellington Management Company, LLP ("Wellington Management"). The Trust engaged Wellington Management in May, 1992 to furnish investment advisory services with respect to certain of the short-term, liquid assets in the Trust's portfolio designated by the Trust from time to time. The Trust's Investment Advisory Agreement with Wellington Management was extended for a period of two years by a vote of the Participants at the Trust's Annual Meeting in May, 1997 and amended to include investment advisory services concerning certain of the intermediate-term, liquid assets in the Trust's portfolio designated by the Trust from time to time and certain other portfolio analysis services. On April 11, 2001, a majority of disinterested Trustees approved the Trust renewing its Amended and Restated Investment Advisory Agreement with Wellington Management dated May 22, 2000. The Amended and Restated Investment Advisory Agreement may be continued for additional one year periods, so long as such an extension is approved by a majority of the disinterested Trustees or by the vote of the majority of the Trust's Participants. As of December 31, 2000, the value of all short-term and intermediate-term assets managed by Wellington Management was approximately $20.2 million, which represented .82% of the Trust's total net assets at that date.

     Wellington Management is a Massachusetts limited liability partnership and a registered investment adviser. Its principal offices are located at 75 State Street, Boston, Massachusetts 02109. Its Managing Partners are Laurie
A. Gabriel, Duncan M. McFarland and John R. Ryan.

     Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of March 31, 2001, Wellington Management held investment management authority over approximately $273 billion of assets, including $31.8 billion of cash and cash-equivalent assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928.

                                    45
Under the Amended and Restated Investment Advisory Agreement, Wellington Management provides investment advisory services concerning certain of the short-term and intermediate-term, liquid assets in the Trust's portfolio (the "Short/Intermediate Term Assets"). Wellington Management manages the investment and reinvestment of the Short/Intermediate Term Assets; continuously reviews, supervises and administers the investment program of the Short/Intermediate Term Assets; determines the securities to be purchased, retained and sold (and implements those decisions); renders regular reports to the Trust's officers and Trustees concerning its discharge of the foregoing responsibilities, including providing to the Trust's officers within 2 business days after the last business day of each month (each, a "Valuation Date") market prices as of the Valuation Date of Short/Intermediate Term Assets that mature more than 60 days after the Valuation Date; monitors portfolio investment characteristics; analyzes portfolio performance and provides to the Trust's officers within 10 business days after each calendar month end a report regarding such performance for such month; provides analysis on markets and instruments; provides investment overview and economic outlook forecasts; provides information and comment on various relevant regulatory and legal issues; attends meetings of the Trust's Executive Committee and Trustees as reasonably requested; supplies the Trust's officers and Trustees with statistical information and reports; and provides the Trust with certain portfolio analysis functions and reports including analysis and reports which may assist the Trust in determining the allocation of assets within the Short/Intermediate Term Assets. Wellington Management discharges these and its other duties subject to the oversight of the officers and Trustees of the Trust and in compliance with the Trust's policies.

     Wellington Management renders all of the services described above and provides the office space, furnishings and equipment, and personnel required by it to perform those services for the compensation described below.

     Wellington Management is authorized to arrange for the execution of portfolio transactions by selecting brokers or dealers that will execute the transactions, and is directed to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Wellington Management may in its discretion purchase and sell portfolio securities through brokers who provide it or the Trust with research, analysis, advice and similar services, and Wellington Management may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers, provided that Wellington Management determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Wellington Management, that the total commission paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term and that the total commission paid by the Trust is consistent with commissions paid in comparable transactions.

     In selecting a broker for each specific transaction, Wellington Management has agreed to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of the quality of such brokerage services related to the requirements of the specific transaction such as the following; capable floor brokers or traders, competent block trading coverage, good communications, ability to position, use of automation, research contracts, arbitrage skills, administrative ability, or provision of market information relating to the security. Wellington Management will make periodic evaluations of the quality of these brokerage services as provided by various firms and measure these services against its own standards of execution. Wellington Management has agreed that brokerage services will be obtained only from those firms which meet its standards, maintain a reasonable capital position and can be expected to reliably and continuously supply these services.

     On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, to the extent permitted by applicable laws and regulations, Wellington Management may, but is under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations.

     Under the terms of the Amended and Restated Investment Advisory Agreement, Wellington Management is compensated monthly at the annual rate of 0.125% of the market value of the Trust's short-term and intermediate-term assets up to $100 million under management by Wellington Management, and 0.10% per annum of the market value of the Trust's short-term and intermediate-term assets in excess of $100 million under management by Wellington Management; provided that the annual fee shall in no event be less than $50,000. During the year ended December 31, 2000, the Trust incurred total investment advisory fees of $57,732 which represented .0023% of the Trust's average net assets for such period. During its last three fiscal years, the Trust incurred total investment advisory fees of $301,725.

                          SALES AND DISTRIBUTION ACTIVITIES

     The Executive Vice President   Marketing, Investor and Labor Relations of
the Trust, operating out of the Trust offices in the District of Columbia, conducts, and manages the other Trust staff members who conduct, sales and distribution activities for the Trust. Sales and distribution activities are directed to certain pension plans and include solicitations in person or by mail or telephone as well as responding to inquiries concerning the Trust's offering of Units, and the ministerial and clerical work of effecting sales of Units. Expenses of sales and distribution of Units in this manner are paid by the Trust pursuant to a Plan for Distribution adopted by the Trustees and the Participants pursuant to SEC Rule 12b-1 under the Investment Company Act. Sales and distribution expenses, including printing of the prospectus and travel costs, for the year ended December 31, 2000 were $556,102 which represents approximately .022% of the $2,477,481,753 in net Trust assets as of December 31, 2000. At its 2000 fall meeting, the Board of Trustees approved a budget of $600,000 for the Plan of Distribution in 2001 from which non-material increases may be made by the Board. No material increase in the budget for the Plan for Distribution will be made without Participant approval.

     Under the Plan for Distribution approved by Participants and Trustees, including all disinterested Trustees, the Trust may finance any activity that is primarily intended to result in the sale of the Trust's Units and allocable indirect expenses of the Trust relating to the distribution of Units, subject to the limitations set forth above, including but not limited to advertising, office expenses, salaries and other expenses relating to selling efforts, the printing of prospectuses and reports for other than existing Participants and the preparation and distribution of advertising material and sales literature. Each expenditure must be specifically approved in advance by the Chief
Executive Officer or the Executive Vice President   Marketing, Investor and
Labor Relations of the Trust, who will provide at least quarterly to the Trustees a written report setting forth amounts expended and the purposes for which the expenditures were made. In approving the Plan for Distribution in accordance with the requirements of Rule 12b-1 under the Investment Company Act, the Trustees (including the disinterested Trustees, none of whom have any direct or indirect financial interest in the Plan for Distribution or any related agreements) considered various factors and determined that there is a reasonable likelihood that the Plan for Distribution will benefit the Trust and its Participants because a relatively constant flow of funds into the Trust, even at times when asset values are relatively high, will tend to offset the effect of possible liquidation effected to obtain cash for redemptions from the Trust when asset values are relatively low. The Plan for Distribution will continue in effect until December 31, 2001, unless earlier terminated by vote of a majority of the Trust's outstanding Units or by a majority of disinterested Trustees. Any change in the Plan for Distribution that would materially increase the amount of distribution expense borne by the Trust requires Participants' approval; any other material change requires approval by the Trustees, including a majority of the disinterested Trustees. The Plan for Distribution may continue in effect for successive one-year periods, provided that each continuance is specifically approved: (a) by a vote of the majority of the Trust's Trustees; and (b) by the vote of a majority of the Trustees who are disinterested and who have no direct or indirect financial interest in the Plan for Distribution or any related agreements. Any agreements relating to the Plan for Distribution will be terminable upon 60 days written notice without payment of any penalty by vote of a majority of Trustees who are not interested persons.

     In general, SEC Rule 12b-1, with which the Trust will comply, requires that such a plan be approved in a specified manner by the holders of voting securities and Trustees, that quarterly reports of distribution expenses be made to the Trustees and that the plan be terminable upon specified conditions.

     Of the $556,102 of sales and distribution expenses incurred for the year ended December 31, 2000, the following amounts were expended on each of the categories listed below. All such amounts were paid in cash.


Category                              Year Ended December 31, 2000
--------                              ----------------------------

Printing and mailing of prospectuses               $  4,749
to other than current security holders

Compensation to sales personnel                     354,022
(salaries plus fringe benefits)

Other (includes travel and meeting                  197,331
expenses, office supplies, consulting
fees and expenses and printing and
mailing of sales literature)

TOTAL                                              $556,102
                                              -----------------

                                       48
No interested person of the Trust or any disinterested Trustee had any direct or indirect financial interest in the operation of the Plan for Distribution or related agreements during the year ended December 31, 2000 with the possible exception of Executive Vice President - Marketing, Investor and Labor Relations Arnold who, if he were determined to be an interested person of the Trust, would have such an interest because part of his compensation is covered by the Plan.

                                PURCHASING UNITS

     Only Labor Organizations and Eligible Pension Plans are eligible to own Units. A Labor Organization means an organization of any kind, any agency, employee representation committee, group, association, or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization. An Eligible Pension Plan is a pension plan constituting a qualified trust under IRC Section 401(a) that has beneficiaries who are represented by a Labor Organization and the management of which has the discretionary right to invest funds of beneficiaries without the direct intervention or control of those beneficiaries.

     The price of Units is based on Net Asset Value or NAV. Net Asset Value for a particular purchase will be determined as of each Valuation Date following receipt of the purchase order by dividing the value of the Trust's portfolio plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of Units outstanding as of that Valuation Date.

     Whole or fractional Units may be purchased as of monthly Valuation Dates. A request for purchase of Units must be received by the Trust before the Valuation Date as of which they are to be issued. A minimum initial purchase of $50,000 is required. A request for purchase of Units must be accompanied by cash or by a participation form providing for a cash escrow of the amount to be invested as of the forthcoming Valuation Date. See "VALUATION OF UNITS" in this Statement of Additional Information for a discussion of the valuation methods used by the Trust in determining the market price of its portfolio assets.

     Forms of participation forms with banks providing for a cash escrow pursuant to which escrowed amounts will be held in interest-bearing form are available from the Trust. There is no sales charge or commission payable in connection with the purchase of Units or the escrow.

     For additional information about purchasing Units, please see "BUYING AND SELLING UNITS IN THE TRUST -- PURCHASING UNITS" in the Prospectus.

                         REDEMPTION OF UNITS

     A request for redemption of Units will be honored if it is in writing and received 15 days or more before the Valuation Date on which the Units are to be redeemed. Securities may be redeemed in whole or fractional Units.
Payment in satisfaction of duly tendered requests for redemption will be made by check or wire transfer as soon as practicable after the Net Asset Value of the Trust is ascertained for the Valuation Date as of which redemption is effected, but in any event no later than seven business days after the Net Asset Value has been calculated. It usually takes 7 to 10 business days to calculate the Trust's Net Asset Value after a Valuation Date.

     Upon the agreement of the redeeming Participant, the Trust may tender securities or mortgages or other Trust assets in partial or full satisfaction of a duly tendered request for redemption. Such securities, mortgages or other assets will be treated for redemption purposes as the cash equivalent of their value on the Valuation Date on which redemption is effected. A Participant receiving such assets may incur expenses in disposing of such assets for cash.

     Section 22(c) of the Investment Company Act and SEC Rule 22c-1 thereunder provide that no registered investment company issuing a redeemable security and no principal underwriter of such company shall sell or redeem any such security except at a price based on the current net asset value of such security that is next computed after receipt of a tender of such security for redemption or of an order to purchase such security. Section 22(e) provides that no registered investment company shall postpone the date of payment upon redemption of a redeemable security in accordance with its terms for more than seven days after the tender of such security for redemption except in certain limited circumstances. The Trust's redemption policies do not conform to the foregoing requirements. The Trust has obtained an exemption from generally applicable redemption requirements on the grounds that the interests of its Participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the Trust's portfolio would be unduly burdensome. The Board of Trustees has implemented monthly valuations of the Trust's assets, which enables the Trust to sell and redeem Units on a monthly, rather than quarterly, basis.

     There may be times when a Participant may experience a delay in selling Units. This could happen if the Trust receives more redemption requests in a month than it can satisfy by liquidating assets at their market value. The Trust will not liquidate assets at a discount from their market value in order to satisfy redemption requests. This delay would not exceed 120 days beyond the last business day of the month following the Trust's timely receipt of the redemption request, unless the Trust were forced to liquidate the portion of the Trust's portfolio (up to 10%) which may be invested in assets that cannot be sold within 120 days without a discount from market value. The Trust has never failed to satisfy any redemption request on a timely basis.

     For additional information about selling or redeeming Units, please see "BUYING AND SELLING UNITS IN THE TRUST--SELLING OR REDEEMING UNITS" in the Prospectus.

                            VALUATION OF UNITS

     The price of Units is based on Net Asset Value as of each monthly Valuation Date, which is determined by dividing the value of the Trust's portfolio plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) as of that Valuation Date by the number of Units then outstanding.

     Valuations of the Trust's short-term assets are prepared by the Trust. The Trust has retained an independent third-party valuation firm to perform the monthly valuation of all long-term investments. A summary of the current valuation methodology used by the third-party valuation firm, in consultation with our management, with respect to various categories of investments is as follows:

SHORT-TERM INVESTMENTS

     Short-term investments consisting of repurchase agreements, commercial paper, bankers acceptances, investment trusts, other investments and warehousing loans, which mature less than sixty days from the Valuation Date are valued at amortized cost which approximates value. Short-term investments which mature more than sixty days from the Valuation Date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale. Short-term investments maturing more than sixty days from the Valuation Date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.

LONG-TERM INVESTMENTS

     Long-term investments consisting of mortgage-backed securities, permanent mortgages, construction loans, participation certificates and other mortgage-backed obligations are valued using published prices, dealer bids or cash flow models discounted using market-based discount and prepayment rates, developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury Note), adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the investment being valued as adjusted for other market considerations. On loans for which the Trust finances the construction and permanent mortgage, value is determined based upon the total amount of the commitment for the term of the construction loan plus the permanent mortgage loan. For construction-only loans, the outstanding principal balance of the underlying loan is used to approximate value, assuming no decline in credit quality.

CONTINGENT INTEREST LOANS

Contingent interest mortgage loans bear a base rate of interest at a rate below the market rate for non-contingent interest mortgage loans prevailing at the time the loan was made in return for the right to receive as additional interest a portion of (i) net operating or gross cash flow from operations and/or (ii) proceeds from the sale, refinancing or disposition of the related project. In general, the interest in the early years is lower than would be the case for non-contingent interest mortgage loans, but increases in later years as net operating or gross cash flow increases and/or proceeds of a sale or refinancing are received, and the contingent interest payable in connection therewith is added to the base interest. The Trust, as holder of the contingent interest loan or of an interest therein or of a obligation secured thereby, is entitled to receive the additional interest in excess of the base interest rate. Because the amount of any proceeds from net cash flow cannot be determined in advance, and the amount of any proceeds from a sale or refinancing cannot be determined before a sale or refinancing actually occurs, it is not possible to value the contingent interest feature with precision.

     The values of non-contingent interest mortgage loans are affected primarily by changes in interest rates and secondarily by the performance of the underlying property. With regard to contingent interest mortgage loans, however, the performance of the underlying property becomes a more important determinant of value.

                                     51
Contingent interest mortgage loans generally are accounted for by an estimate of the underlying property's value in those circumstances where no exchange market exists. It is possible that the exchange value that would take place between a willing buyer and a willing seller could differ from the estimated value, and that the difference could be significant. The estimated value is determined by an appraisal method that discounts the expected cash flows of the underlying property. During the initial years the investment is carried at outstanding principal amounts plus accrued interest (assuming no inherent credit problems with the underlying property). In later years, as the property matures, we may record appreciation or depreciation in the value of the investment based on whether the performance of the underlying property exceeds or falls short of expectations. As long as the underlying property is projected to generate net operating cash flow at a level which would produce interest above the base rate, the amount of the projected contingent interest obligation is accruable by us throughout the term of the investment. In no event, however, will the carrying value of the underlying property exceed its appraised value at any reporting date.

     Determining the value of underlying properties necessarily requires assumptions and estimates about future events and cash flows of the properties. The Trust intends to engage a qualified MAI appraiser to perform the appraisal of underlying property every five years and to place into effect appropriate procedures to assess the relevance of individual appraisals so that the Trust may update them annually.

PRIVATELY COLLATERALIZED MORTGAGE INVESTMENTS; STATE AND LOCAL
GOVERNMENT-RELATED INVESTMENTS

     (1) Public ratings. Obligations which carry a public rating from one or more nationally recognized rating agencies are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable quality, interest rates and maturities.

     (2) No public rating with recourse to issuer and/or with credit enhancement. Obligations which do not carry a public rating but are with recourse to the issuer and/or have the benefit of credit enhancement from a private or public entity are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable yield and term to maturity and of a quality which, in our determination, is most nearly comparable to obligations in any one or more of the following categories:

          (a) obligations which carry a private rating upon which we are entitled to rely shall be valued against securities having comparable public or private ratings;

          (b) obligations which are guaranteed or otherwise secured by the general credit or moral obligation of a state or local government or an agency or instrumentality thereof shall be compared to other publicly sold obligations of the particular state or local government or agency or instrumentality thereof carrying comparable guaranties or security arrangements;

          (c) obligations with respect to which no other publicly sold obligations issued or guaranteed or otherwise secured by a particular state or local government or agency or instrumentality thereof are available (for purposes of determining comparable quality) will be valued as if they were comparable in quality to the lowest rated "investment grade" obligations of the particular issuer with respect to which comparable quotes are available, and if the only obligations of such issuer with respect to which comparable quotes are available are of a grade higher than the lowest rated investment grade, we will make an appropriate discount from quotes on such obligations to reflect a reduction to the lowest rated investment grade; or

          (d) obligations which have credit enhancement provided through a letter of credit, insurance or another form of guaranty provided by a private entity will be valued against other publicly sold obligations having comparable quality credit enhancement.

          (e) obligations with respect to which no publicly sold securities of comparable quality are found in accordance with the foregoing guidelines will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

          The averaging of quotes from dealers may be supplemented by application of the following valuation criteria when, in the opinion of management, the application of such supplemental criteria is warranted or desirable:

                  (i)     discounting of expected future cash flows;

                 (ii) assessing the nature of the issuer or the entity providing credit enhancement, as applicable, risks it is subject to, and historical patterns of revenue assessment and collection;

                (iii) assessing tangible book value and financial condition of the issuer or the entity providing credit enhancement, as applicable;

                 (iv) assessing revenue history of the issuer or the entity providing credit enhancement, as applicable.

            Obligations with respect to which a notice of redemption has been issued will be valued on the basis of their current market yield and yield to maturity, if we have no reason to believe that payment on the obligations will not be made at the call date. Any obligations (i) which are in default or
(ii) with respect to which one or more underlying assets are in default and there is no mortgage insurance or other credit enhancement available to assure full and timely payment will be valued by management based upon the particular facts and circumstances of the case.

     (3) No public rating without recourse to issuer and without credit enhancement. Obligations which do not carry a public rating, are without recourse to the issuer, and are without credit enhancement will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

     In addition to the valuation methods described above, all investments are reviewed and appropriate adjustments are made to reflect the effect of income (collected or accrued), realized and unrealized gains and losses, expenses and any material impairments in value arising from the specific conditions of investment (e.g., mortgage in default).

                                    53
                    DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

     The Trust, at the end of each calendar month, makes pro rata distributions of net income earned during the preceding month. Such distributions are made in cash. Pursuant to an Internal Revenue Service ruling received by the Trust, a Participant may authorize the Trust automatically to reinvest any dividends to which the Participant is entitled in the Trust in exchange for a corresponding amount of Units, calculated at the Net Asset Value as of the end of the calendar month.

TAX ISSUES

     The Prospectus contains information about the federal income tax considerations applicable to the Trust and certain federal income tax consequences of ownership of Units. Certain supplementary information is presented below.

     The Trust has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Trust (but not Participants) from paying federal income tax on income which is distributed to Participants and permits net capital gains of the Trust (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term and long-term capital losses) to be treated as capital gains of the Participants, regardless of how long Participants have held their Units in the Trust.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Trust's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities and loans, and gains from the sale or other disposition of securities, loans or interests therein or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the Trust diversify its holdings so that, at the end of each quarter of the taxable year
(i) at least 50% of the market value of the Trust's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Trust's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Trust distribute to Participants at least 90% of its net taxable investment income (including short-term capital gains) other than long-term capital gains and 90% of its net tax exempt interest income in each year.

     The Trust would be subject to a 4% non-deductible excise tax on certain amounts if they are not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Trust intends to distribute to Participants each year an amount sufficient to avoid the imposition of such excise tax.

     The Trust may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Trust and is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount earned by the Trust in a taxable year may not be represented by cash, the Trust may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Trust also may be subject to the market discount rules.

                                PERFORMANCE DATA

     The Trust may periodically include its average annual total return and other total return data in advertisements or information furnished to present or prospective Participants. Total return figures are based on the Trust's historical performance and are not intended to indicate future performance. Average annual total return is determined for Trust Units in accordance with formulas specified by the SEC.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses. The Trust's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Trust at the beginning of each specified period.

     The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted. Additionally, the Trust may quote gross rates of return, which do not include the deduction of administrative expenses. The gross rates of return are shown for comparison purposes only and do not reflect what an investor would earn on their investment in the Trust.

     On occasion, the Trust may compare its performance to that of the Lehman Aggregate Bond Index or other industry indices or data. When comparing its performance to a market index, the Trust may refer to various statistical measures derived from the historic performance of the Trust and the index, such as standard deviation and coefficient of correlation. As with other performance data, performance comparisons should not be considered indicative of the Trust's relative performance for any future period.

     The Trust's total return will vary depending on market conditions, the investments comprising the Trust's portfolio, the Trust's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Trust will fluctuate and a Participant's Units, when redeemed, may be worth more or less than their original cost.

                                     55
                           GENERAL INFORMATION

SECURITIES OFFERED

     Beneficial interests of the Trust are divided into Units representing equal portions of Trust assets. Rights arising from ownership of Units are set forth in the Declaration of Trust. The Declaration of Trust can be amended by vote of a majority of Trustees without any requirements of a vote by holders of Units. However, the Declaration of Trust provides that, notwithstanding anything to the contrary contained in the Declaration of Trust or any amendment thereto, no part of the Trust that equitably belongs to any investor (other than such part as is required to pay the expenses of the Trust) is to be used for any purpose other than the exclusive benefit of the investors. In addition, fundamental investment policies may not be changed without the approval of holders of a majority of the Trust's outstanding Units.

     Each Unit carries the right to vote to elect Trustees, to ratify selection of the auditors for the Trust and to approve changes in investment policy. Each Unit entitles the holder thereof to participate pro rata with all other Units in the distribution of assets in any liquidation of the Trust. No preemptive rights attach to Units; the Trust has the right to sell or exchange Units without offering the same to the holders of the then outstanding Units.

     The majority of jurisdictions in the United States recognize a trust, such as the Trust, as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries of a trust, such as the Participants in the Trust, are not liable for the debts or other obligations of the trust. A few jurisdictions, particularly Texas and Kansas, do not recognize so-called "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The Trust nevertheless does not expect to exclude otherwise eligible investors in Kansas and Texas and other such jurisdictions from investing in Units.

     The Declaration of Trust requires that every written undertaking contain a provision stating that such undertaking is not binding upon any investor personally and that any person, firm, corporation or association dealing with the Trustees shall be limited to satisfying any obligation, liability or covenant of the Trustees out of the Trust property and not out of the personal property of any investor. In most jurisdictions, no personal liability will attach to the holders of Units on any undertaking containing such a provision. However, in those jurisdictions that refuse to recognize the separate status of trusts such as the Trust, Participants could be held personally liable for claims against the Trust. These claims could include contract claims where the provision referred to above is omitted from the undertaking, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, they would be liable only to the extent that Trust assets and insurance were not adequate to satisfy the claims.

     Units are not transferable and are not assignable. No holder of a Unit has the authority to pledge the Unit as collateral for any loan. The Trust does not issue certificates to evidence ownership of Units. In lieu thereof, Units are issued and redeemed by bookkeeping entry and without physical delivery of any securities.

                                    56
The Trust may be terminated at any time by the Trustees after notice in writing to all Participants. The Trust's Declaration of Trust may be amended or altered at any time by the Trustees.

     Any inquiries or expressions of interest concerning sales transactions should be referred to the Executive Vice President - Marketing, Investor and Labor Relations at Trust headquarters, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036.

AUDITORS

     Arthur Andersen LLP, 8000 Towers Crescent Drive, Vienna, VA 22182, was approved by the Participants at the 2000 Annual Meeting of Participants as the independent certified public accountants for the Trust for the period ending December 31, 2000. Arthur Andersen LLP audits the financial statements of the Trust at the conclusion of each fiscal year, prepares applicable tax returns for the Trust and counsels the officers of the Trust with respect to accounting, taxation and general business matters from time to time.

CUSTODIAN

     Bankers Trust Company, New York, New York acts as a bank custodian of Trust investment securities pursuant to a safekeeping agreement dated February 1, 1998, as amended. For providing such safekeeping services, the Bank shall charge the Trust an annual fee of $75,000 in 2001, $80,000 in 2002, and $85,000 in 2003.

LEGAL MATTERS

      Certain legal matters in connection with the offering of Units were reviewed for the Trust by Swidler Berlin Shereff Friedman, LLP, 3000 K Street, N.W., Suite 300, Washington, D.C. 20007.

REPORTS TO SHAREHOLDERS

     The Trust sends to all Participants at least semi-annually reports showing the Trust's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to Participants each year. After the end of each year, Participants will receive Federal income tax information regarding capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the SEC, Washington, D.C., under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, to which reference is hereby made.

                              FINANCIAL STATEMENTS

     Reference is hereby made to the Financial Statements of the AFL-CIO Housing Investment Trust filed with the Securities and Exchange Commission on March 5, 2001 as part of the Trust's Annual Report to Participants, which are incorporated herein by reference.


                                     57
                              APPENDIX A

                   STANDARD & POOR'S DEBT RATING DEFINITIONS

     (Excerpted from Standard & Poor's "Public Finance Criteria," April 2000, pages 6-8,at the Web site: www.standardandpoors.com/ratings).

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.     Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue credit ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     'AAA' An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                                   A-1
     'AA' An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     'A' An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     'BBB' An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     'BB' An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     'B' An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     'CCC' An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     'CC' An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     'C' A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     'D' An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition for the taking of a similar action if payments on an obligation are jeopardized.

                                 A-2
     Plus (+) or minus (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     'p' The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     'L' The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and predefault interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

     'r' The 'r' subscript highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     'c' The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is reduced below an investment-grade level and/or the issuer's bonds are deemed taxable.

     N.R. Not rated.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on an issuer or issue. Currency repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                               A-3
                              APPENDIX B

                    STATE HOUSING FINANCE AGENCIES

     (Excerpted from Standard & Poor's "Public Finance Criteria," April 2000, pages 253-254, at the Web site: www.standardandpoors.com/ratings).

     State housing finance agencies ("HFAs") represent an important presence in the municipal bond market, with over $70 billion of debt outstanding. Agencies generally have long histories of debt issuance and have funded over
1.7 million mortgage loans for low-to-moderate income buyers of single-family homes and 850,000 units of rental housing. Many agencies have built up a considerable level of expertise in all areas of finance, development, and portfolio management. Because of their prudent and conservative approach and many successful years of bond issuance, many HFAs have built up significant fund balances in their own general funds or under various bond resolutions.

     Standard & Poor's has given varying levels of credit support to an HFA's managerial and financial resources, particularly if an agency has a proven track record in these areas. For example, an HFA may benefit from Standard & Poor's blended rating methodology for investments rated below the bond rating. To determine if an HFA is eligible for this flexibility, Standard & Poor's considers:

     -     Issuer's managerial and financial support,
     -     Magnitude and duration of exposure to lower-rated credit,
     -     Purpose of investment or credit support, and
     -     Portfolio performance and cash flow strength of the bond program.

     The financial community has long recognized the value added from a state HFA's managerial and financial expertise supporting its bonds. Standard & Poor's top-tier designation formally recognizes superior agencies in this regard. The ICR takes this assessment further for any HFA that desires a formal evaluation of its capabilities. The ICR is an evaluation of an issuer's ability to meet all of its general obligations (GOs) and does not apply to any specific debt obligation.

     Rated state HFAs use their ICRs to lend support to financings that may not be ratable based on the underlying collateral. In addition, the ICR provides HFAs with financial flexibility, for endeavors such as real estate risk, construction risk, credit enhancement for bond issues, and self-insurance funds. External evaluators, such as U.S. government agencies, credit enhancers, and government-sponsored enterprises, also look to GO ratings, the ICR, and top-tier evaluations as ways to assess the overall credit quality of an agency.

     Standard & Poor's believes that most state HFAs have the capacity to receive an investment-grade ICR. Standard & Poor's uses a comprehensive analysis to evaluate the ability of an agency's capital base to absorb loan losses. This analysis ultimately determines if the agency and its assets are of sufficient quality and liquidity to support the GO rating, ICR, or the top-tier designation.

TOP TIER CRITERIA

     The top-tier designation is Standard & Poor's recognition of an agency's history of superior portfolio management and underwriting, depth of financial resources, and prudent investment policies. Standard & Poor's expects top-tier agencies to meet the financial thresholds and have the highest level of performance in the categories described below:

     Years issuing bonds. Standard & Poor's looks at the continuity of management and the agency's ability to resolve difficult situations in the face of changing legislatures, changing governors, and changing economic cycles over a 10-to-15-year period.

     Unrestricted fund balances. Top-tier agencies are expected to maintain unrestricted assets (leverage ratio) equal to at least 4% of total debt with an amount at least equal to 2% of mortgages held in liquid assets (liquidity ratio). The HFA's willingness and ability to access these funds to support rated debt are analyzed carefully.

     Administrative capabilities. Standard & Poor's evaluates all systems and procedures affecting the credit quality of the agency's debt, including servicer reviews, as well as the agency's ability to handle servicing on its own, portfolio oversight, claims filing, foreclosure, and REO.

     Investment policy. Standard & Poor's focuses on the investment of all funds, including restricted and unrestricted fund balances, as well as funds held under various bond programs. Closely examined are the agency's derivative position and the reasons for investing in these instruments.

     Internal controls/financial management. The agency's ability to generate all financial reports internally and to produce disclosure reports and cash flows on each bond program annually is evaluated.

     Portfolio quality. Standard & Poor's evaluates the performance of an agency's single-family loan portfolio in comparison with the national and state averages compiled by the Mortgage Bankers Association (MBA). The status of each pool of loans is reviewed, including loan to value ratios, delinquency trends, losses and gains on the sale of REO properties or claims settlement, and performance and credit quality of insurance providers. On the multifamily loan side, Standard & Poor's reviews project occupancy levels, debt service coverage ratios, and status of workouts and defaults.

     State support. Standard & Poor's looks for a historical and ongoing positive relationship with state government and strong support of the agency's programs.

                               APPENDIX C

             STANDARD & POOR'S HFA GO DEBT AND STATE HFA ISSUER
                          CREDIT RATING CRITERIA

     (Excerpted from Standard & Poor's "Public Finance Criteria," April 2000, pages 254-258, at the Web site: www.standardandpoors.com/ratings).

HFA GO DEBT

     HFAs traditionally have issued mortgage revenue bonds ("MRBs") backed by mortgage loan collateral, with additional security of the agency's general obligation ("GO") pledge and/or the state's moral obligation pledge. However, agencies may issue housing bonds rated based on the agency's GO pledge. Standard & Poor's rating criteria permit housing issuers to leverage their unrestricted resources by issuing MRBs backed by the GO pledge in addition to the mortgage collateral (secured HFA GO debt). They also can use those resources by issuing unsecured HFA GO debt similar to corporate debentures (unsecured HFA GO debt). The HFA GO pledge is a highly viable security for bondholders, since the pledge essentially consists of the unrestricted assets available to an agency. Because of this characteristic, the issue rating is typically based on the agency's Issuer Credit Rating ("ICR") instead of the quality or quantity of the pledged assets, if any. Agencies that do not have GO debt outstanding or do not plan on issuing debt backed by their GO pledge may still maintain an ICR, a top-tier designation, or both.

HFA GO DEBT RESERVE LEVELS

     Liquidity and credit reserves are not generally required to be pledged to bond issues that are secured by and rated based on an HFA's GO pledge. In certain situations, such as variable-rate demand obligations, pledged liquidity reserves may be required for the rating. This reserve ensures that the agency will not be forced to liquidate an investment under adverse market conditions to pay debt service or honor tenders. To ensure that the agency is reserving for the assets financed by the bonds, Standard & Poor's reserves through its capital adequacy calculations for the agency (see below). The reserve calculations use "notched down" credit and liquidity loan loss amounts for financed mortgage loans or, in the case of debentures, maximum annual debt service on the bonds. All assumed reserve amounts are subtracted from the agency's actual unrestricted equity reserves. This reserve methodology allows issuers to leverage their GO pledge through assumed future earnings while also ensuring a measured amount of available coverage.

STATE HFA ICR CRITERIA

     Standard & Poor's analytical approach to assessing an ICR for a state HFA takes market, as well as agency-specific, risks into account, particularly when evaluating how an agency generates revenues and what factors could adversely affect its ability to service its GO debt. ICRs may be assigned as short-term ratings, long-term ratings, or both, depending on the financing needs of the issuer.

     In assigning HFA ICRs, Standard & Poor's assesses the stability and level of agency capital available to absorb loan losses, as well as the quality and liquidity of its assets. ICRs entail a review of the elements of the top-tier criteria, as well as a more in-depth assessment of capital adequacy, management, and the agency's relationship with state government. Economic factors endemic to the state in which the agency operates also are considered in light of the agency's financial position and the loan portfolio.

     One might expect Standard & Poor's analysis of a state HFA to be analogous to its analysis of a financial institution, such as a commercial thrift. However, the institutions are quite different. Thrifts experienced wide mismatches between the maturities of assets and liabilities, which led to substantial losses in the 1980s. They also registered losses, reflecting severe asset quality problems. In addition, thrifts have depositors and make lending decisions based on profit and dividends for shareholders.

     Unlike thrifts, state HFAs have the luxury of matching the maturities of their assets and liabilities by issuing tax-exempt debt, thereby minimizing their interest-rate exposure. Agency assets consist primarily of mortgage loans for single-family homeownership and rental housing for low- and moderate-income individuals and families. The relatively low tax-exempt interest rates and access to federal, state, and local housing assistance programs provide the necessary subsidy to create high-quality, below-market-rate loans. In addition, state HFAs serve the public and, therefore, are answerable to state legislatures. The public nature of state HFAs makes the autonomy of their management and security of general fund balances an important credit consideration.

     An ICR brings with it the added burden of better disclosure and more uniform accounting practices. For example, an HFA commercial paper rating, which is based on the ICR, requires a minimum of quarterly reporting to Standard & Poor's to maintain the outstanding ratings. Therefore, state HFAs must be mindful of the additional responsibility an ICR confers and how that responsibility may affect their housing programs.

     Standard & Poor's evaluates the capacity and willingness of state HFAs to repay GO debt by examining six basic analytical areas:

     -     State economy;
     -     Legislative mandate;
     -     Management;
     -     Asset quality;
     -     Earnings quality, and capital adequacy; and
     -     Debt levels.

ECONOMY

     The state's economic base is a critical element in determining how the housing market will perform and has a direct impact on the agency's asset quality and overall financial performance. The general characteristics and strengths of an agency are assessed relative to local and national economic factors. This includes evaluating the impact of changes in demand for housing, the impact of changing regulatory and legislative environment for low- and moderate-income housing, and the state's dependence on specific industries and how that may affect the agency's mortgage portfolio.

     The key economic factor in Standard & Poor's analysis is the demand for the state's housing stock. This is directly affected by the employment base in the region and the desirability of the area to current and potential employers and residents. Therefore, factors to be considered include:


                                 C-2
     - Composition by employment sector -- manufacturing, trade, construction, services, government, and agriculture;
     - Concentration in major employers or reliance on particular industries; Employer commitment to the state -- importance of state facilities and employees to the overall strategy of the employers, business development plans, age of plant, and industry prospects;
     - Employment trends and quality of the local labor force; and Regional economic patterns to assess relative gains in employment and income growth.

LEGISLATIVE MANDATE

     The importance that a state government places on housing -- homeownership and rental -- can be a significant rating factor. Standard & Poor's needs to be assured that the long-term viability of the agency has the full support of the governor and state legislature. Security of agency fund balances and continued management autonomy are essential. However, in many instances, much of the initial funding for the agencies may have been provided by the state, and key members of the agencies may have been appointed by the governor or the legislature.

     Unlike commercial banks, mortgage finance corporations, and S&Ls, state HFAs face political pressures. Therefore, Standard & Poor's prefers to see operations insulated from the political process.

     The key to this analysis is the ability to identify detractors of the authority, if there are any, and find bipartisan support for the authority's programs. This can be demonstrated by a history of legislative approvals of annual budgets, special programs, additional funding, housing legislation, and so forth. Also, the autonomy of the management team, ideally, should be unaffected by gubernatorial and legislative elections. The agency also should anticipate the housing needs of the legislatures' constituents and continue to develop programs to address them.

MANAGEMENT

     Standard & Poor's initially assesses the operating performance of the state HFA under consideration, focusing on organization, philosophy, strategies, and administrative procedures. The agency should have a long track record so that Standard & Poor's can assess the continuity of management and the agency's ability to resolve difficult situations over its operating history. Also evaluated are the agency's administrative capabilities as to degree of portfolio oversight, loan servicing capability, planning procedures, and computerization. This analysis incorporates Standard & Poor's top-tier criteria for internal controls and administrative capabilities.

     Next, financial management is considered through historical financial performance, as well as the experience and qualifications of financial personnel and overall management. Major aspects of financial management that are considered include the structure of debt, knowledge of and response to interest-rate movements, management of cash and other assets, and financial reporting. Although some aspects of financial management, such as cash flow generation, may be contracted out, effective management includes active review and oversight of all financial operations. Reliance on financial advisers without a strong knowledge of the intricacies of financing techniques is viewed negatively.

                                   C-3
     Standard & Poor's looks at the methodology used by management in evaluating interest-rate risk, its tolerance for such risk, and the degree to which it measures and reacts to interest-rate changes. Interest rates directly affect the competitiveness of the agency's product -- mortgages. The ability to issue tax-exempt debt allows an agency to finance mortgages to first-time home buyers at rates below the conventional market. Therefore, the spread between tax-exempt and taxable bond yields directly affects the agency's ability to provide below-market mortgage rates.

     A state HFA's accounting quality, both historical and current, also is reviewed. This includes the quality of external auditor's opinion, use of generally accepted accounting principles, the impact of accounting for mergers and acquisitions, asset and liability valuations, recognition of income, pension liabilities, and accounting for asset sales and hedge transactions.

KEY FINANCIAL RATIOS

     The following are some of the ratios Standard & Poor's uses in analyzing the financial performance and earnings quality of state HFAs. While many other ratios may be incorporated on a case-by-case basis, these ratios provide a benchmark for comparison among other state HFAs.

PROFITABILITY RATIOS

     Return on average assets is the most comprehensive measure of an agency's performance. However, when evaluating return on assets, it is necessary to examine both the amount and quality of the reported earnings. Net interest income margin measures the most important source of quality earnings-net interest income. The ratio is affected by the volume and type of earning assets, as well as the cost of funds. Key to continued profitability is an agency's ability to manage its net interest margin.

LEVERAGE RATIOS

     Adjusted unrestricted assets to total debt, adjusted unrestricted assets to total GO debt, total equity to total assets and total equity and reserves to total loans measure an agency's capital base available to promote investor confidence and absorb operating deficiencies. GO debt to total debt (GO debt exposure ratio) measures the extent to which an agency has leveraged its GO pledge. It is a good indicator of the potential dispersion of an agency's unrestricted assets to support GO debt.

LIQUIDITY RATIOS

     Total loans to total assets and total investments to total assets measure an agency's ability to access funds for short-term demands.

ASSET QUALITY RATIOS

     Nonperforming assets to total loans, net charge-offs to nonperforming assets, loan-loss reserves to loans, and loan-loss reserves to nonperforming assets measure the diversity and quality of an agency's portfolio of earning assets. Net charge-offs are an indication of the actual loss experience of the mortgage portfolio, while loan-loss reserves should be adequate to absorb those losses. In light of the fact that HFAs cannot levy taxes or raise user fees, the assessment of asset quality, in tandem with earnings quality, is of paramount importance in determining an appropriate ICR. Indeed, asset quality

                                  C-4
and earnings indicators indicate the potential resources available to support the HFA's GO pledge. This is important even for HFAs that have no GO debt outstanding. Many HFAs have built up considerable equity under general funds and under bond indentures through historical asset performance beyond structuring assumptions used at the time of debt issuance. Many agencies have significant control of these assets under general and limited obligation resolutions. In order to determine the likelihood of asset accumulation over time and the likelihood of availability, Standard & Poor's evaluates the quality of the agency's mortgage collateral, focusing on portfolio size, dwelling type, loan types, payment characteristics, mortgage insurance and guarantees, loan underwriting criteria, and location. The agency's loan portfolio performance is measured against comparable state agency and MBA delinquency statistics to determine relevant performance. Also, historical losses are measured to determine the affect on fund balances.

     Standard & Poor's also evaluates the quality of the agency's investment portfolio. In many instances, investments make up a significant portion of an agency's asset base. In general, Standard & Poor's analysis focuses on the investment of fund balances, restricted and unrestricted, as well as bond funds. The analyst reviews the amount of funds being invested, who manages the money, how daily investment decisions are made, and what type of guidelines are in place. The agency's investments should meet Standard & Poor's standard permitted investment guidelines and be rated as high as the agency's ICR. Principal protection and liquidity should be the primary goals of a state HFA's investment policy. In August 1994, Standard & Poor's added its 'r' symbol to certain highly volatile derivatives and hybrid securities to alert investors that these instruments may experience dramatic fluctuations in value because of market rather than credit factors. Standard & Poor's traditional debt ratings address credit risk, which is the ability of the issuer to pay debt service on time and in full. The 'r' symbol addresses noncredit risks, such as market, liquidity, and structural risks. Investments with such noncredit risks are inverse floaters, range floaters, dual index floaters, riskier CMO tranches, and derivatives tied to equity and commodity prices. These 'r' subscripted investments are not considered qualified investments for state HFA programs.

     Standard & Poor's is concerned with how a state HFA manages its interest-rate risk. In some instances, derivative products may be appropriate under certain circumstances. Certain derivatives can add significant leverage to an issuer's portfolio and make the portfolio highly sensitive to changing interest rates. Most state HFAs understand that reverse repurchase agreements and security lending programs can add leverage, especially if they borrow short through reverse repurchase agreements and invest in long-term securities. However, several derivative securities have imbedded leverage that may not be apparent to the investor. Examples of such products are POs, IOs, inverse floaters, Z-bonds, and Sub PACs bonds. An agency with a large percentage of volatile derivative securities would prompt a review. Standard & Poor's might lower the agency's ICR if the issue or issuer's liquidity is weak or is unable to withstand portfolio losses due to rise in interest rates. Prudent investment policies of state HFAs specify the types of derivatives allowed for bond and general funds.

     In general, Standard & Poor's considers how municipal issuers are managing their assets. Since derivative positions can change instantaneously, it is impossible to monitor their exposure on an ongoing basis. Therefore, as a rating agency, Standard & Poor's must feel comfortable that a municipal issuer, such as a state HFA, has specific guidelines and systems in place to manage its exposure to derivative products and interest-rate volatility. Prudent investment policies of state HFAs should specify the types of derivatives allowed for bond and general funds. Also, if the HFA board permits derivatives, the appropriate systems should be in place to monitor and manage the risks associated with derivatives. Also, it is important that state HFAs have checks and balances in place to ensure that the investment guidelines and policies are being followed. Examples of minimum checks and balances include board or committee oversight, frequent marking to market; and an independent third-party audit of the portfolio.

     Also, if an HFA invests in intergovernmental pools, the boards of the pools also can further the goal of principal protection and liquidity by using the same guidelines outlined for state HFA bond and general funds. Standard & Poor's does not prohibit unrated LGIP as a bond or general fund investment. However, such a public rating on the investment fund would provide the initial and ongoing disclosure information that Standard & Poor's reviews in the normal course of issuing the associated rating. In general, Standard & Poor's would view investment funds with money-market ratings in 'AAAm' categories from Standard & Poor's Managed Fund Group as having the safety and liquidity characteristics to become a qualified investment.

EARNINGS QUALITY, FINANCIAL STRENGTH, AND CAPITAL ADEQUACY

     The ability of an HFA to generate strong and consistent financial revenues is vital to the support of its GO debt. Although most of an agency's revenues are restricted under bond resolutions, most agencies have considerable flexibility with their general funds and for interfund asset transfers and residual liens under secured bond resolutions.

     In order to gauge earnings quality, financial performance for the past five years is reviewed, with emphasis placed on any notable fluctuations. A premium is placed on consistency of performance. However, one bad year is not necessarily a negative factor, unless it signifies the beginning of a permanent shift.

     Standard & Poor's uses income statement analysis to evaluate revenue sources, cost controls, and profitability in tandem with a balance sheet analysis of liquidity, capitalization, and asset quality as discussed above. Both approaches require further evaluation of an agency's cash accumulation levels, types of investments, interfund borrowing, historical use of debt, loan loss reserves, REO, net charge-offs, equity, and quality of unrestricted fund balances. In addition, Standard & Poor's reviews the most recent budgets of the state HFA, relying on the aforementioned income statement and balance sheet analysis. While financial performance and asset quality are important, these measures must be viewed in conjunction with the other rating factors -- the economy, management, debt levels, and the agency's relationship with the state.

     Standard & Poor's gauges capital adequacy in conjunction with earnings quality in determining an HFA's ICR. There are three principal ratios that Standard & Poor's uses to measure an HFA's capital adequacy:

     - Adjusted unrestricted assets to total debt outstanding (leverage ratio);
     - Adjusted unrestricted assets to total GO debt outstanding (GO leverage ratio); and
     -     GO debt exposure (GO debt to total debt outstanding).

                                   C-6
Adjustments are made by Standard & Poor's to an agency's unrestricted assets based on the level of reserves needed to support GO debt and surpluses available from secured bond resolutions that are available for transfer to the agency's general fund. The "adjusted" unrestricted assets position is then divided by total debt and GO debt (rating dependent) in order to gauge the level of assets available all bondholders and GO bondholders.

     GO debt exposure is indicative of an agency's willingness or need to leverage its GO pledge. The ratio is a good measure of the potential dispersion of an agency's unrestricted assets in the event a call to the agency is required for debt service on GO debt. The ratio is derived by dividing GO debt (rating dependent) by total agency debt outstanding. Exposure is classified as low (0%-24%), low-to-moderate (25%-49%), moderate-to-high (50%-74%), and high (75%-100%). The GO debt exposure ratio is used as a companion ratio to the two leverage ratios.

     For agencies that have low or nonexistent GO debt exposure, Standard & Poor's assumes a prudent level of increased issuance in order to provide the agency with future flexibility under its housing programs. For agencies with GO debt, the GO debt exposure ratio is increasingly important principally because of the imbedded reserve leverage inherent to HFA GO debt structures. Standard & Poor's is concerned with an increasing GO debt exposure ratio in conjunction with a deterioration in unrestricted assets, as measured by the leverage ratios and the GO debt leverage ratio. Ultimately, any prolonged and significant increase in risk (GO debt exposure) without an attendant decrease in leverage may be cause for a downgrade of the agency's ICR and associated debt issues. Conversely, declining GO debt exposure and decreasing leverage (increased leverage ratios) bode well for improved credit quality over the longer term.

DEBT LEVELS

     The structural characteristics and type of debt obligations that an HFA issues impact the reasonableness of an agency's earnings quality and capital adequacy measures. Because HFAs are generally highly leveraged entities, an agency's GO debt philosophy -- as it relates to the other five ICR rating factors -- is a crucial determinant of credit quality. If an HFA serves as a conduit and issues limited or special obligation bonds backed only by mortgages, risk associated with debt repayment is unlikely to pose risk to the HFA's unrestricted assets. Similarly, if an agency issues GO debt that is not rated based on the agency's credit, this structure also would indicate that risk to the agency is minimal. However, in cases where an agency has GO debt that relies on the agency for ultimate credit support, risk to the agency is potentially increased. Risk increases since debt rated based on an HFA's GO pledge indicates that bondholders may have to rely on the HFA's unrestricted funds for full and timely debt repayment at the issuer's rating level. Standard & Poor's refers to this risk as GO debt exposure. This exposure may be quantified through the GO debt exposure ratio as discussed above.

                                C-7
                              APPENDIX D

                 THOMSON BANKWATCH RATING CHARACTERISTICS


     A     Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

     A/B        Company is financially very solid with a favorable track
record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

     B     A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.

     B/C     Company is clearly viewed as a good credit.  While some
shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

     C     Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

     C/D     While still considered an acceptable credit, the company has some meaningful deficiencies. Its ability to deal with further deterioration is less than that for better-rated companies.

     D     Company's financials suggest obvious weaknesses, most likely created by asset quality considerations and/or a poorly structured balance sheet. A meaningful level of uncertainty and vulnerability exists going forward. The ability to address further unexpected problems must be questioned.

     D/E     Company has areas of major weakness which may include funding and/or liquidity difficulties. A high degree of uncertainty exists as the company's ability to absorb incremental problems.

     E     Very serious problems exist for the company, creating doubt as to
its continued viability without some form of outside assistance   regulatory
or otherwise.